UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

BCB Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

☐Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)Title of each class of securities to which transaction applies:

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☐Fee paid previously with preliminary materials.

☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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i

September 11, 2026

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

To Our Shareholders:

We cordially invite you to attend a special meeting of shareholders (the “Special Meeting”) of BCB Bancorp, a New Jersey corporation (the “Company”), to be held virtually on     , 2026, at 9:00 A.M., Eastern Time, in connection with the matters described below. There is no physical location for the Special Meeting.

On behalf of the board of directors of the Company (the “Board” or “Board of Directors”), we are pleased to enclose the accompanying proxy statement relating to the proposed reincorporation of the Company from New Jersey to Delaware by means of a merger of the Company with and into a newly formed Delaware corporation. Each outstanding share of the Company’s common stock will be converted into one share of common stock of the Delaware corporation, and each outstanding share of each series of the Company’s preferred stock will be converted into one share of the corresponding series of preferred stock of the Delaware corporation having identical rights, preferences, privileges, and terms. The change to Delaware will align us with the vast majority of public companies and will allow for updated governance provisions that will help place our Company in line with prevailing public company governance practices.

The enclosed notice of the Special Meeting and related proxy statement describe the formal business to be transacted at the Special Meeting and the reincorporation into Delaware. We encourage you to read the entire proxy statement carefully. You may also obtain additional information about the Company from documents we have filed with the Securities and Exchange Commission.

On behalf of the Board of Directors, we urge you to sign, date, and return the enclosed proxy card in the postage-paid envelope, or vote by telephone or the Internet by following the instructions on the enclosed proxy card, as soon as possible even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person at the Special Meeting but will assure that your vote is counted if you are unable to attend the Special Meeting. Your vote is important, regardless of the number of shares that you own. Your cooperation is appreciated, since a majority of the common stock must be represented at the Special Meeting, either in person or by proxy, to constitute a quorum for the conduct of business.

Thank you in advance for your continued support of BCB Bancorp, Inc.

Sincerely,

Thomas O’Brien
President and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities commission has determined if this document is accurate or complete. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated      , 2026 and is first being mailed to shareholders on or about      , 2026.

ADDITIONAL INFORMATION

The accompanying proxy statement incorporates important business and financial information about the Company from other documents that are not included in or delivered with this document. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference into this document through the Securities and Exchange Commission website at http://www.sec.gov or by requesting them in writing, by e-mail or by telephone at the address below. In addition, documents filed by the Company with the Securities and Exchange Commission are available free of charge by accessing the Company’s website and the Investor Relations and Other Information link at www.BCB.bank.

BCB BANCORP, INC.
104-110 Avenue C
Bayonne, NJ 07002
Attn: Investor Relations
Phone: (800) 680-6872

You will not be charged for any of the documents that you request.

To obtain timely delivery of these documents, you must request them no later than five business days before the date of the Special Meeting. This means that if you wish to request documents, you must do so by     , 2026, in order to receive them before the Special Meeting.

No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this document. This document is dated     , 2026, and you should assume that the information in this document is accurate only as of such date. You should assume that the information incorporated by reference into this document is accurate as of the date of such incorporated document. The mailing of this document to the Company’s shareholders will not create any implication to the contrary.

The information on the Company’s website is not part of this document. References to the Company’s website in this document are intended to serve as textual references only.

This document does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom it is unlawful to make any such solicitation in such jurisdiction.

Refer to the section entitled “Where You Can Find More Information” beginning on page [—] of the accompanying proxy statement for further information.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on       , 2026

TO BCB BANCORP SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that BCB Bancorp, Inc. (the “Company”) will hold a special meeting of its shareholders (the “Special Meeting”) on:

Date and Time:	, 2026, at 9:00 A.M. (Eastern Time)

Place:	Virtually, at

Items to be Voted:

(1) A proposal to approve moving the Company’s state of incorporation from New Jersey to Delaware (the “Reincorporation Proposal”); and

(2) A proposal to adjourn the Special Meeting (i) to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Reincorporation Proposal or (ii) if adjournment is necessary or appropriate to ensure that any supplement or amendment to the accompanying proxy statement is timely provided to the Company’s shareholders (the “Adjournment Proposal”).

Record Date:

The Board of Directors has fixed      , 2026, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment or postponement of the Special Meeting. A list of shareholders will be available at the Special Meeting.

We more fully describe the Reincorporation Proposal in the attached proxy statement, which you should read carefully and in its entirety before voting.

The board of directors of the Company (the “Board of Directors”) recommends a vote FOR the Reincorporation Proposal and FOR the Adjournment Proposal.

There is no physical location for the Special Meeting. To attend the Special Meeting virtually, you will need to have your control number that is included on your proxy card. You will not be able to physically attend the meeting in person. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world.

Whether or not you plan to attend the meeting, please mark, sign, date and return the enclosed proxy card in the enclosed envelope or submit your proxy by telephone or the Internet prior to the special meeting so that as many shares as possible may be represented at the Special Meeting. Your vote is important and we appreciate your cooperation in returning promptly your executed proxy card or submitting your proxy by telephone or the Internet. Your proxy is revocable and will not affect your right to vote in person (by electronic participation) at the Special Meeting.

If you have questions or comments, please direct them to BCB Bancorp, Inc., 104-110 Avenue C, Bayonne, New Jersey, 07002, Attention: Chief Operating Officer and Corporate Secretary.

BY ORDER OF THE BOARD OF DIRECTORS,

Ryan Blake
Chief Operating Officer and Corporate Secretary

Dated:      , 2026

Your vote is important!

Shareholders of record can vote their shares by using the Internet or the telephone, or by attending the meeting virtually and voting in person (by electronic participation). Instructions for voting by using the Internet or the telephone are set forth on the proxy card that has been provided to you. The prompt voting of proxies will save us the expense of further requests for proxies. Shareholders of record who received a paper copy of the proxy materials also may vote their shares by marking their votes on the proxy card provided, signing and dating it, and mailing it in the self-addressed envelope provided, or by attending the meeting virtually and voting in person (by electronic participation).

v

September 11, 2026

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

BCB BANCORP, INC.

PROXY STATEMENT FOR

SPECIAL MEETING OF SHAREHOLDERS
to be held on        , 2026

GENERAL INFORMATION

Solicitation of Proxies

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of BCB Bancorp, a New Jersey corporation (the “Company,” “we” or “our”), to be used at our Special Meeting of Shareholders (the “Special Meeting”) and at any postponements or adjournments thereof. The Special Meeting will be held virtually on      , 2026, at      , at 9:00 A.M. Eastern Time. There is no physical location for the Special Meeting. See the section entitled “Information About the Special Meeting—Date, Time and Place of the Special Meeting” beginning on page [—] of this Proxy Statement.

QUESTIONS AND ANSWERS

The following are some questions that you may have about the Special Meeting and the proposals to be considered, and brief answers to those questions. You should read carefully this entire Proxy Statement, including the annexes and the other documents to which this Proxy Statement refers or which it incorporates by reference before voting because the information in this section does not provide all the information that may be important to you. Additional important information is also contained in the documents incorporated by reference into this Proxy Statement. See “Where You Can Find More Information” beginning on page [—] of this Proxy Statement.

Why did you send me this Proxy Statement and proxy card?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors has determined to recommend that our shareholders approve the reincorporation of the Company from New Jersey to Delaware (the “Reincorporation”) by means of a merger (the “Merger”) of the Company with and into a newly formed Delaware corporation (“BCB Delaware”). In connection with the approval of the Reincorporation, the Board of Directors approved the Agreement and Plan of Merger and Reincorporation (the “Merger Agreement”) which sets forth the terms and conditions of the Merger, the Certificate of Incorporation for BCB Delaware (the “Delaware Charter”), the Bylaws for BCB Delaware (the “Delaware Bylaws”), and Certificates of Designations for two separate series of preferred stock of BCB Delaware (the “Delaware Certificates of Designations”). Copies of the Merger Agreement, the Delaware Charter, the Delaware Bylaws and the two Delaware Certificates of Designations are attached as Annex A, Annex B, Annex C, Annex D and Annex E, respectively, to this Proxy Statement and are incorporated by reference herein.

In order to effect the Reincorporation, the Company’s shareholders must approve the Reincorporation, which is to be accomplished by the Merger (the “Reincorporation Proposal”), by the affirmative vote of a majority of all the votes entitled to be cast by the holders of the Company’s common stock on such matters.

Shareholders will also be asked to approve a proposal to adjourn the Special Meeting (i) to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Reincorporation Proposal or (ii) if adjournment is necessary or appropriate to ensure that any supplement or amendment to this proxy statement is timely provided to shareholders (the “Adjournment Proposal”).

This Proxy Statement contains important information about the proposals being voted on at the Special Meeting. You should read it carefully and in its entirety. The enclosed materials allow you to have your shares voted by proxy without attending the meeting. Your vote is important and we encourage you to submit your proxy as soon as possible.

When and where is the Special Meeting?

The Special Meeting will be held virtually on      , 2026, at      , at 9:00 A.M. Eastern Time. There is no physical location for the Special Meeting. See the section entitled “Information About the Special Meeting—Date, Time and Place of the Special Meeting” beginning on page [—] of this Proxy Statement.

Even if you plan to attend the Special Meeting, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the Special Meeting.

What am I voting on?

At the Special Meeting, shareholders will be asked to consider and vote on the following proposals:

•Proposal No. 1: The Reincorporation Proposal; and

•Proposal No. 2: The Adjournment Proposal.

Why is the Company proposing to reincorporate from New Jersey to Delaware?

The purpose of the Reincorporation is to enable the Company to reincorporate from New Jersey to Delaware, where a majority of publicly-traded corporations are domiciled. The Reincorporation would allow the Company to take advantage of the greater predictability and flexibility provided by the well-developed body of Delaware case law, to access the specialized Court of Chancery and to help in the recruitment and retention of qualified independent directors due to the more liberal and more tested exculpation and indemnification permitted under the Delaware General Corporation Law (the “DGCL”). The Board of Directors believes that the Reincorporation is in the best interests of the Company and its shareholders.

Will the Company change its name as a result of the Reincorporation?

No. The Company will continue to be named BCB Bancorp, Inc. following the Reincorporation.

Does the Reincorporation affect my ownership or percent of ownership in the Company?

No. Upon consummation of the Merger effecting the Reincorporation, each outstanding share of the Company’s common stock will automatically be converted into one share of common stock of BCB Delaware, and each outstanding share of the Company’s Series J Preferred Stock and Series K Preferred Stock will automatically be converted into one share of the corresponding series of preferred stock of BCB Delaware, in each case with terms identical in all material respects. Therefore, the number of shares and the percentage of ownership you hold in the Company will not be changed by virtue of the Reincorporation.

Will the Reincorporation affect my rights as a shareholder or materially impact the Company’s corporate governance?

The Reincorporation will enable the Company to adopt the Delaware Charter and Delaware Bylaws, which are tailored to the Company’s anticipated needs as a Delaware corporation. The proposed organizational documents will substantially continue the Company’s existing governance framework, except for the changes described in this Proxy Statement, which the Board believes are appropriate to reflect Delaware law, current governance practices and the Company’s long-term strategic objectives. Importantly, the Board is taking this opportunity to adopt certain corporate governance changes, including the declassification of the Board.

Do the holders of the Company’s outstanding preferred stock vote on the Reincorporation?

No. Under the Company’s current Certificate of Incorporation, holders of the Series J Preferred Stock and Series K Preferred Stock have no voting rights, except with respect to any proposal that would revise the terms of such series or as otherwise specifically provided by law. The Reincorporation will not revise the terms of the Series J Preferred Stock or the Series K Preferred Stock, and neither the New Jersey Business Corporation Act (“NJBCA”) nor the DGCL otherwise requires a separate vote of these preferred shares with respect to the Reincorporation. Therefore, holders of the Series J Preferred Stock and Series K Preferred Stock are not entitled to vote on the Reincorporation Proposal or the Adjournment Proposal. Upon consummation of the Reincorporation, each outstanding share of Series J Preferred Stock and Series K Preferred Stock will be converted into one share of a corresponding series of preferred stock of BCB Delaware having designations, powers, preferences and relative, participating, optional and other rights, and qualifications, limitations and restrictions, identical in all material respects to those of the corresponding series of preferred stock outstanding immediately prior to the Reincorporation.

How do I vote?

Shareholders of record have a choice of voting by mail, by telephone or through the Internet.

▪Mark your selections on the proxy card.

▪Date and sign your name exactly as it appears on the proxy card.

▪Mail the proxy card in the postage-paid envelope that’s provided to you with your proxy card.

If you return the signed proxy card but do not mark the boxes showing how you wish to vote, your votes will be cast “FOR” the Reincorporation Proposal and “FOR” the Adjournment Proposal.

Call toll-free 1-800-652-8683 and follow the voice prompts.

Access the website www.investorvote.com/BCBP and follow the instructions.

We encourage each shareholder of record to submit their proxy electronically through the Internet, if that option is available, or by telephone. Delivery of a proxy in any of the three ways listed above will not affect the right of a shareholder of record to attend the Special Meeting and vote during the Special Meeting. If you hold your shares in “street name” (that is, through a broker, trustee or other holder of record), you will receive a voting instruction card from your broker seeking instructions as to how your shares should be voted. If no voting instructions are given, your broker or nominee has discretionary authority to vote your shares on your behalf on routine matters. A “broker non-vote” results on a matter when your broker or nominee returns a proxy but does not vote on a particular proposal because it does not have discretionary authority to vote on that proposal and has not received voting instructions from you. You may not vote shares held in “street name” at the Special Meeting unless you obtain a legal proxy from your broker or holder of record.

May I revoke my proxy?

You have the right to change or revoke your proxy at any time before the vote taken at the Special Meeting:

•if you hold your shares in your name as a shareholder of record, by notifying the Company’s Secretary, in writing, before the Special Meeting, that you have revoked your proxy;

•by attending the Special Meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•by submitting a later-dated proxy card;

•if you voted by telephone or the Internet, by voting a second time by telephone or the Internet; or

•if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.

Any written notice of revocation, or later dated proxy, should be delivered to the Company, Attention: Ryan Blake, Executive Vice President, Chief Operating Officer and Corporate Secretary.

How will shares I hold in street name be voted?

If you hold your shares in “street name” (that is, through a bank, broker or other nominee), you should receive a proxy from your bank or brokerage firm asking you how you want to vote your shares. If you do not, you may contact such bank or brokerage firm in whose name your shares are registered and obtain a proxy from them. Please note that, since the Reincorporation Proposal is a “non-routine”

matter, your broker, bank, or other nominee cannot vote your shares on this proposal without your instructions, and a failure to instruct them will result in a broker non-vote. Please refer to the information in the materials provided by your bank or brokerage firm for an explanation of how to change or revoke your vote and of the effect of not indicating a vote.

What does it mean if I receive more than one proxy card?

If you have more than one account at the transfer agent and/or with stockbrokers, you will receive separate proxy cards for each account. Please sign and return all proxy cards to ensure that all your shares are voted.

Why are we holding a Special Meeting in addition to the 2026 Annual Meeting of Shareholders?

The Company held its 2026 Annual Meeting of Shareholders on April 23, 2026, prior to the Board’s approval of the Reincorporation Proposal described in this Proxy Statement. The Company’s next annual meeting of shareholders is not expected to be held until the spring of 2027. The Board of Directors has determined that it is in the best interests of the Company and its shareholders to submit the Reincorporation to a vote of shareholders as promptly as possible, so that the Company may begin to realize the benefits of the DGCL described in this Proxy Statement without unnecessary delay.

Can I use my 2026 Annual Meeting proxy card to vote at the Special Meeting?

No. The Special Meeting is a separate meeting from any annual meeting of shareholders, and a separate proxy card is being solicited solely for this Special Meeting.

Who is entitled to vote? How many votes am I entitled to?

Only shareholders of record as of       , 2026 (the “Record Date”) may vote at the Special Meeting. You may cast one vote on each matter to be voted on at the Special Meeting for each share of the Company’s common stock that you owned at the close of business on the Record Date. As of the close of business on the Record Date, there were        shares of common stock outstanding and entitled to vote. Holders of the Company’s Series J Noncumulative Perpetual Preferred Stock and Series K Noncumulative Perpetual Preferred Stock are not entitled to vote at the Special Meeting.

If I hold shares of the Company’s common stock pursuant to the Company’s 401(k) Plan, will I be able to vote?

Yes. You will receive a proxy card for the shares allocated to your 401(k) Plan account, which you should return as indicated on the instructions accompanying the proxy card.

How does the Board of Directors recommend I vote?

The Board of Directors recommends a vote “FOR” approval of the Reincorporation Proposal and a vote “FOR” approval of the Adjournment Proposal.

How many shares must be represented at the Special Meeting to constitute a “quorum”?

The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast will constitute a quorum at the Special Meeting. Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the Special Meeting for purposes of determining the presence of a quorum. Broker non-votes and abstentions will be counted as present for purposes of determining the presence or absence of a quorum.

What is the vote necessary to approve each of the matters being considered at the Special Meeting?

The affirmative vote of a majority of all the votes entitled to be cast by the holders of the Company’s common stock is required to approve the Reincorporation Proposal. Shares withheld or not otherwise voted with respect to this proposal (because of abstention, broker non-vote or otherwise) will have the same effect as votes cast “AGAINST” this proposal.

The affirmative vote of a majority of the votes cast by the holders of the Company’s common stock entitled to vote is required to approve the Adjournment Proposal. Shares withheld or not otherwise voted with respect to this proposal (because of abstention, broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the vote on this proposal.

Who pays the costs of soliciting proxies on behalf of the Company?

The Company will pay the cost of preparing, assembling and mailing the proxy materials and soliciting proxies for the Special Meeting. We have engaged Laurel Hill Advisory Group, LLC (“Laurel Hill”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Laurel Hill a fee of $7,500. We will also reimburse Laurel Hill for reasonable out-of-pocket expenses.

In addition to the solicitation of proxies by mail, solicitations may be made by certain directors, officers and employees of the Company or its subsidiaries telephonically, electronically or by other means of communication. Such directors, officers and employees will receive no additional compensation for their services. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

Who can help answer my questions?

If you have additional questions about the Reincorporation, need assistance in submitting your proxy or voting your shares of common stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact:

Investor Relations
BCB Bancorp, Inc.
104-110 Avenue C
Bayonne, NJ 07002
Phone: (800) 680-6872
e-mail: rblake@bcb.bank

INFORMATION ABOUT THE SPECIAL MEETING

This section contains information for shareholders about the Special Meeting that the Company has called to allow its shareholders to consider and vote on the Reincorporation Proposal and other related matters. This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors to be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting.

Date, Time and Place of the Special Meeting

The Special Meeting will be held virtually on      , 2026, at      , at 9:00 A.M. Eastern Time. There is no physical location for the Special Meeting.

Matters to Be Considered

At the Special Meeting, shareholders will be asked to consider and vote upon the following proposals:

•the Reincorporation Proposal; and

•the Adjournment Proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote “FOR” the Reincorporation Proposal and “FOR” the Adjournment Proposal.

Voting via the Internet, Telephone or by Mail

Registered Holders

If you are a “registered holder” (meaning your shares are registered in your name with our transfer agent, Computershare), you may vote either electronically at the virtual Special Meeting or by proxy. If you decide to vote by proxy, you may vote via the Internet, by using the telephone or by mail and your shares will be voted at the Special Meeting in the manner you direct. For those shareholders who wish to vote by mail, such shareholders can complete, sign and return the accompanying proxy card in the prepaid and addressed envelope that accompanied the proxy materials. Internet and telephone voting for shareholders of record will close at 11:59 p.m., Eastern Time, on      , 2026. Further instructions for voting via the Internet and telephone are set forth on the accompanying proxy card. Registered holders will be entitled to one (1) vote for each share of common stock held of record as of the Record Date for all matters.

Beneficial Holders

If you are a beneficial owner of shares held in “street name” through a broker, bank or other nominee, you may vote electronically at the Special Meeting. Alternatively, you may provide instructions to the nominee that holds your shares to vote by completing, signing and returning the voting instruction form that the nominee provides to you, by using telephone or Internet voting arrangements described on the voting instruction form or other materials that the nominee provides to you or by following any other procedures that the nominee communicates to you.

Record Date and Quorum

The Board of Directors has fixed the close of business on      , 2026, as the Record Date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement of the Special Meeting. This Proxy Statement is being mailed on or about      , 2026, to all holders of record of common stock of the Company as of the close of business on the Record Date. This Proxy Statement is also available electronically at       . As of the Record Date, there were      shares of common stock issued and outstanding and entitled to vote. Each share of common stock is entitled to one (1) vote on each matter properly brought before the Special Meeting.

A quorum is present if the number of shares entitled to cast a majority of the votes on a proposal is represented at the Special Meeting by proxy or in person (by electronic participation). If you fail to submit a proxy or to vote at the Special Meeting, your shares of common stock will not be counted towards a quorum. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present.

As of      , 2026, the Company’s directors and executive officers and their affiliates owned and were entitled to vote approximately      shares of common stock, representing      percent of the outstanding shares of common stock. The Company currently expects that its directors and executive officers will vote their shares in favor of the Reincorporation Proposal and the Adjournment Proposal, although none of them has entered into any agreements obligating them to do so.

Attendance at the Special Meeting

You will be able to attend the Special Meeting, vote and submit your questions in advance of and in real-time during the meeting via a live audio webcast by visiting      . To participate in the meeting, you must have your control number that is shown on your proxy card. If you access the meeting but do not enter your control number, you will be able to listen to the proceedings, but you will not be able to vote or otherwise participate. You should log on to the meeting site at least fifteen minutes prior to the start of the Special Meeting to provide time to register and download the required software, if needed. You will not be able to physically attend the Special Meeting in person.

Vote Required; Effect of Failure to Vote, Abstentions and Broker Non-Votes

“Street Name” Accounts.   If you hold shares in “street name” with a broker, bank or other nominee, you will receive voting instructions from the holder of record of your shares. In some cases, a broker may be able to vote your shares even if you provide no instructions. However, certain regulations prohibit your broker, bank or other nominee from voting uninstructed shares on a discretionary basis with respect to the proposals that will be voted upon at the Special Meeting. Shares for which a broker does not have the authority to vote are recorded as “broker non-votes” and are not counted in the vote by shareholders. Thus, if you hold your shares in street name and you do not instruct your broker on how to vote at the Special Meeting, votes may not be cast on your behalf for any of the proposals to be voted upon at the Special Meeting because brokers, banks and other nominees do not have discretionary voting power on such proposals.

Proposal No. 1 – Approval of the Reincorporation Proposal.   The affirmative vote of a majority of all the votes entitled to be cast by the holders of the Company’s common stock is required to approve the Reincorporation Proposal. Shares withheld or not otherwise voted with respect to this proposal (because of abstention, broker non-vote or otherwise) will have the same effect as votes cast “AGAINST” this proposal.

Proposal No. 2 – Approval of the Adjournment Proposal.   The affirmative vote of a majority of the votes cast by the holders of the Company’s common stock entitled to vote is required to approve the Adjournment Proposal. Shares withheld or not otherwise voted with respect to this proposal (because of abstention, broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the vote on this proposal.

If the accompanying proxy card is properly executed and returned to the Company, the shares represented by the proxy card will be voted on each matter that properly arises at the Special Meeting or any adjournment or postponement of the Special Meeting. Every properly executed proxy card that is received by the Company prior to the closing of the polls at the Special Meeting will be voted in accordance with the instructions contained therein unless otherwise revoked. Properly executed but unmarked proxy cards received by the Company prior to the closing of the polls at the Special Meeting, unless otherwise revoked, will be voted “FOR” the Reincorporation Proposal, and “FOR” the Adjournment Proposal.

If any other business should properly come before the Special Meeting, all properly executed proxies will be voted on such other matters as directed by the Board. Management of the Company is not aware of any other business to be presented at the Special Meeting.

Every vote is important. Accordingly, you should sign, date and return the enclosed proxy card, or vote via the Internet or by telephone, whether or not you plan to attend the Special Meeting in person (by electronic participation). Sending in your proxy card or voting by telephone or on the Internet will not prevent you from voting your shares personally at the meeting because you may revoke your proxy at any time before it is voted.

Revocation of Proxies

You have the right to change or revoke your proxy at any time before the vote taken at the Special Meeting (i) if you hold your shares in your name as a shareholder of record, by notifying the Company’s Secretary, in writing, before the Special Meeting, that you have revoked your proxy; (ii) by attending the Special Meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting); (iii) by submitting a later-dated proxy card; (iv) if you voted by telephone or the Internet, by voting a second time by telephone or the Internet; or (v) if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.

Any written notice of revocation, or later dated proxy, should be delivered to the Company, Attention: Ryan Blake, Executive Vice President, Chief Operating Officer and Corporate Secretary.

Questions and Additional Information

If you need assistance in completing your proxy card, have questions regarding the Special Meeting or need additional copies of this proxy statement, please contact the Company at (800) 680-6872 or Investor Relations, BCB Bancorp, Inc., 104-110 Avenue C, Bayonne, NJ 07002.

PROPOSAL NO. 1: THE REINCORPORATION PROPOSAL

This proposal provides our shareholders with an opportunity to approve the Reincorporation.

On September 11, 2026, the Board of Directors unanimously approved the Reincorporation, the Merger Agreement, the Merger, and the forms of Delaware Charter, Delaware Bylaws and the two Delaware Certificates of Designations. Upon consummation of the Merger, the Company will cease to be a New Jersey corporation and will instead be governed by the DGCL. The name of the Delaware corporation, which will be the successor to the Company, will continue to be BCB Bancorp, Inc.

By approving the Reincorporation Proposal, you approve of the Reincorporation, the Merger and the other transactions contemplated thereby.

The purpose of the Reincorporation is to enable the Company to reincorporate from New Jersey to Delaware, where a majority of publicly-traded corporations are domiciled. The Reincorporation would allow the Company to take advantage of the greater predictability and flexibility provided by the well-developed body of Delaware case law, to access the specialized Court of Chancery and to help in the recruitment and retention of qualified independent directors due to the more liberal and more tested exculpation and indemnification permitted under the DGCL. The Board of Directors believes that the Reincorporation is in the best interests of the Company and its shareholders.

Shareholders are urged to read this section of the Proxy Statement carefully, including the related Annexes referenced herein and attached to this Proxy Statement, before voting on the Reincorporation Proposal. The following discussion summarizes material provisions of the Reincorporation and the Merger. This summary is subject to and qualified in its entirety by the Merger Agreement, the Delaware Charter, the Delaware Bylaws and the Delaware Certificates of Designations, which are attached as Annex A, Annex B, Annex C, Annex D and Annex E, respectively, to this Proxy Statement and are incorporated by reference herein. Copies of the Restated Certificate of Incorporation of the Company as currently in effect (the “New Jersey Charter”), and the Amended and Restated Bylaws of the Company, as amended to date (the “New Jersey Bylaws”), are available for inspection at the principal office of the Company and copies will be sent to shareholders free of charge upon written request.

Mechanics of the Reincorporation

The Reincorporation will be effected by BCB Delaware becoming a direct, wholly owned subsidiary of the Company and the Company then immediately merging with and into BCB Delaware, a newly formed corporation under the DGCL for purposes of the Reincorporation. BCB Delaware will continue to operate the business of the Company with no operational changes. Assuming approval by the shareholders of the Company, and receipt of any required regulatory non-objection, the Company currently intends for the Reincorporation to become effective through filing of a Certificate of Merger with the Secretary of State for the State of Delaware pursuant to Section 252 of the DGCL and the simultaneous filing of a Certificate of Merger with the Secretary of State for the State of New Jersey pursuant to Section 14A of the NJBCA as promptly as practicable following the Special Meeting.

At the effective time of the Merger (the “Effective Time”), the Company will be governed by the Delaware Charter, the Delaware Bylaws, the two Delaware Certificates of Designations and the DGCL. Although the Delaware Charter and the Delaware Bylaws have many similarities to the New Jersey Charter and the New Jersey Bylaws, they nevertheless include provisions that significantly differ from or do not exist in the current New Jersey Charter, New Jersey Bylaws or under the NJBCA. See “Significant Differences Between the New Jersey Business Corporation Act and the Delaware General Corporation Law” beginning on page [—].

In the event the Reincorporation Proposal is approved, at the Effective Time, each outstanding share of the Company’s common stock will automatically be converted into one share of common stock of BCB Delaware. Each outstanding share of the Company’s Series J Noncumulative Perpetual Preferred Stock and Series K Noncumulative Perpetual Preferred Stock will likewise be converted into one share of the corresponding series of preferred stock of BCB Delaware, in each case having designations, powers, preferences and relative, participating, optional and other rights, and qualifications, limitations and restrictions, identical in all material respects to those of the corresponding series of preferred stock of the Company as in effect immediately prior to the Reincorporation. In addition, each outstanding option to purchase shares of the Company’s common stock will be converted into an option to purchase the same number of shares of common stock of BCB Delaware common stock with no other changes in the terms and conditions of such options. The Company’s other employee benefit arrangements will be continued by BCB Delaware upon the terms and subject to the conditions specified in such plans.

CERTIFICATES FOR SHARES IN THE COMPANY WILL AUTOMATICALLY REPRESENT SHARES IN BCB DELAWARE UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.

Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of Company employees, including the Company’s management. Upon consummation of the Reincorporation, the daily business operations of the Company will continue as they are presently conducted at the Company’s principal executive office located at 104-110 Avenue C, Bayonne, New Jersey 07002. The consolidated financial condition and results of operations of BCB Delaware immediately after consummation of the Reincorporation will be the same as those of the Company immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the Reincorporation, the Board of Directors of BCB Delaware will consist of those persons elected to the current Board of Directors of the Company and the individuals serving as executive officers of BCB Delaware will consist of those persons currently serving as executive officers of the Company.

The Board of Directors may abandon the Merger at any time prior to the Effective Time if the Board of Directors determines that the Reincorporation is inadvisable for any reason. For example, the DGCL or the NJBCA may be changed to reduce the benefits that the Company hopes to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although the Company does not know of any such changes that are contemplated. The Merger Agreement may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to adopt the Reincorporation Proposal, subject to applicable law. The Company will re-solicit the shareholders’ approval of the Reincorporation if the terms of the Merger Agreement are changed in any material respect.

Principal Reasons for the Reincorporation

The Board of Directors believes that any direct benefit that the DGCL provides to a corporation indirectly benefits the shareholders. The Board believes that there are several reasons why a reincorporation to Delaware is in the best interests of the Company and its shareholders. As explained in more detail below, these reasons can be summarized as follows:

•greater predictability, flexibility and responsiveness of the DGCL to corporate needs;

•enhanced ability of the Company to attract and retain qualified independent directors due to the more liberal and more tested exculpation and indemnification permitted under the DGCL while providing appropriate protection for shareholders from possible abuses by directors and officers; and

•the opportunity to adopt updated organizational documents that reflect Delaware law, current governance practices and the Company’s long-term strategic objectives.

Predictability, Flexibility and Responsiveness to Corporate Needs. For more than a century, Delaware has followed a policy that encourages incorporation in the state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive and flexible corporate laws that are responsive to the legal and business needs of corporations organized in Delaware. Contributing to Delaware’s prominence is the fact that both the legislative and judicial branches of Delaware’s state government have a demonstrated ability and a willingness to act responsively and effectively with respect to corporate issues. Delaware is widely regarded as having one of the best-developed and most predictable bodies of corporate law in the United States. Delaware has adopted comprehensive and flexible corporate laws which are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. In addition, Delaware offers a system of specialized Chancery Courts to deal with corporate law questions which have streamlined procedures and processes which help provide relatively quick decisions. These courts have developed considerable expertise in dealing with corporate issues as well as a substantial and influential body of case law interpreting the DGCL. In addition, the Delaware Secretary of State is particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major American corporations and the DGCL and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that the DGCL will provide greater efficiency, predictability and flexibility in the Company’s legal affairs than is presently available under the NJBCA.

The American common law system means that the outcome of cases is based largely on legal precedent. The abundance of Delaware case law would enhance the clarity and predictability of any corporate law questions the Company may have, which will benefit the Company by allowing its Board of Directors and management to make decisions and take actions with greater clarity and confidence. As described above, there is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and the duties owed by, and protection offered to, officers and directors. In particular, there is substantial precedent related to the conduct of the board under the business judgment rule and other standards of control-person conduct. We believe that the Company’s shareholders will benefit from the well-established principles of corporate governance under the DGCL.

Qualified Directors and Officers. The Board of Directors believes that Reincorporation will enhance the Company’s ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. The DGCL offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The Company believes that the better understood, and comparatively stable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment, from time to time, of talented and experienced directors and officers.

The parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under the NJBCA. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks directors and officers of corporations face in exercising their fiduciary duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The Board of Directors believes that the Reincorporation will enhance the Company’s ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers. In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under the DGCL for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.

Adoption of Updated Organizational Documents. The Reincorporation will enable the Company to adopt the Delaware Charter and Delaware Bylaws, which are tailored to the Company’s anticipated needs as a Delaware corporation. The proposed organizational documents will substantially continue the Company’s existing governance framework, except for the changes described in this Proxy Statement, which the Board believes are appropriate to reflect Delaware law, current governance practices and the Company’s long-term strategic objectives. Importantly, the Board is taking this opportunity to adopt certain corporate governance changes, including the declassification of the Board. See “The Charter and Bylaws of the Company and BCB Delaware Compared and Contrasted” beginning on page [—] of this Proxy Statement for a summary of the material differences between the New Jersey Charter and New Jersey Bylaws and the proposed Delaware Charter and Delaware Bylaws.

Possible Negative Considerations

Notwithstanding the belief of the Board of Directors as to the benefits to the shareholders of the Reincorporation, it should be noted that the DGCL has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. The Reincorporation may make it more difficult for minority shareholders to elect directors and influence Company policies. It should also be noted that the interests of the Board of Directors, management and affiliated shareholders in voting on the Reincorporation Proposal may not be the same as those of unaffiliated shareholders. Also, governance and transaction decisions may be more likely to be challenged in Delaware than in other states. However, our Board of Directors also took into account that for a thoughtful board exercising appropriate oversight, the predictability, speed and expertise of the Court of Chancery are preferable to other forums, even in light of a potentially increased litigation risk. For a comparison of shareholders’ rights and the power of management under the DGCL and the NJBCA, see “The Charter and Bylaws of the Company and BCB Delaware Compared and Contrasted” beginning on page [—] and “Significant Differences Between the New Jersey Business Corporation Act and the Delaware General Corporation Law” beginning on page [—].

In addition, franchise taxes in Delaware may be greater than in New Jersey. Our Board believes this difference is not a material factor in deciding to recommend the Reincorporation.

The Board of Directors has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

No Securities Law Consequences

The Company will continue to be a publicly held company following completion of the Reincorporation, and the common stock will continue to be listed on The Nasdaq Stock Market and traded under the symbol “BCBP.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the common stock as a result of the Reincorporation. We and our shareholders will be in the same respective positions under the federal securities laws after the Reincorporation as we and our shareholders were prior to the Reincorporation.

Board of Directors Recommendation

For the reasons described in this Proxy Statement, the Board of Directors unanimously recommends that you vote “FOR” approval of the Reincorporation Proposal.

The Charter and Bylaws of the Company and BCB Delaware Compared and Contrasted

With certain exceptions, the provisions of the Delaware Charter and Delaware Bylaws are the same as, or as consistent as possible with, those of the New Jersey Charter and New Jersey Bylaws. However, the Reincorporation includes the implementation of certain provisions in the Delaware Charter and Delaware Bylaws which are required by, or permitted under, the DGCL and which may alter the rights of shareholders and the powers of management and reduce shareholder participation in certain important corporate decisions. These provisions are described in detail below.

Approval by shareholders of the Reincorporation Proposal will constitute an approval of the inclusion in the Delaware Charter and Delaware Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Delaware Charter following shareholder approval and certain such changes could be implemented by amendment of the Delaware Bylaws without shareholder approval. For a discussion of such changes, see “Significant Differences Between the New Jersey Business Corporation Act and the Delaware General Corporation Law” beginning on page [—]. This discussion of the Delaware Charter and Delaware Bylaws is qualified by reference to Annex B and Annex C attached hereto, respectively.

Certain differences between the New Jersey Charter and the Delaware Charter are summarized below:

Provision	New Jersey Charter	Delaware Charter
Capital Stock – Authorized Shares	The New Jersey Charter provides for 50,000,000 authorized shares in total: 40,000,000 shares of common stock (no par value) and 10,000,000 shares of preferred stock ($0.01 par value).

The Delaware Charter provides for 90,000,000 authorized shares in total: 80,000,000 shares of common stock (no par value) and 10,000,000 shares of preferred stock ($0.01 par value) – an increase of 40,000,000 authorized common shares, while authorized Preferred shares remain unchanged.

Board Classification	The New Jersey Charter provides for a classified Board divided into three classes with staggered terms, with each class serving a three-year term.

The Delaware Charter provides that each director is elected annually and holds office only until the next annual meeting – de-classifying the Board and eliminating staggered terms in favor of annual election of the Board.

Filling Board Vacancies

The New Jersey Bylaws provide that vacancies may be filled either by a vote of the shareholders at a meeting called for that purpose or by a majority of the directors then in office (even if less than a quorum), or by a sole remaining director.

The Delaware Charter provides that vacancies, including those from newly created directorships, may be filled only by a majority vote of the directors then in office, even if less than a quorum – removing the stockholders’ ability to fill vacancies directly at a meeting and reserving that power exclusively to the Board.

Evaluation of Acquisition Proposals (Non-Price Factors)

The New Jersey Charter does not specify the Board’s ability to consider factors beyond price when evaluating an offer to purchase the Company’s securities, a merger or consolidation proposal, or a sale of substantially all assets. However, New Jersey law permits directors, in evaluating an acquisition proposal or other change-of-control transaction, to consider factors beyond the consideration offered to shareholders, including the interests of employees, customers, suppliers, creditors, and the communities in which a corporation operates.

The Delaware Charter provides that the Board, in evaluating an offer to purchase the Company’s securities, a merger or consolidation proposal, or a sale of substantially all assets, may consider factors beyond price, including the offeror’s financial and managerial resources and future prospects, the effects on the Corporation’s employees, customers, suppliers, and creditors, and the effects on the communities in which the Corporation or its subsidiaries operate.

Provision	New Jersey Charter	Delaware Charter
Call of Special Shareholders’ Meetings	The New Jersey Bylaws provide that a special meeting may be called by the Chairperson of the Board, the President, or the Board of Directors.

The Delaware Charter and Delaware Bylaws provide that a special meeting may be called only by the Chief Executive Officer or by resolution of a majority of directors then in office – narrowing the individuals who may unilaterally call a meeting and removing the Chairperson’s independent call right in favor of a board-majority-vote requirement.

Shareholder Action Without a Meeting

The New Jersey Bylaws provide that shareholders may act without a meeting by unanimous written consent, and, for matters other than the annual election of directors, by written consent of holders of only the minimum number of shares that would have been needed to approve the action at a meeting.

The Delaware Charter and Delaware Bylaws provide that no stockholder action at any annual or special meeting of stockholders may be taken by written consent in lieu of a meeting (except as provided for holders of Preferred Stock).

Limitation of Liability (Exculpation)

The New Jersey Charter provides that a director or officer is not personally liable for damages for breach of any duty owed to the Corporation or its shareholders, except for breach of the duty of loyalty, acts not in good faith or involving a knowing violation of law, or receipt of an improper personal benefit; subject to further expansion under the NJBCA.

The Delaware Charter is substantially the same, except to the extent such exemption is expressly prohibited by the DGCL as it exists or may hereafter be amended. By operation of Section 102(b)(7) of the DGCL, as amended in 2022, officers receive the same core exculpation as directors but with one additional limitation – the exculpation does not extend to claims brought by or in the right of the Company or direct action by the Company.

Indemnification

The New Jersey Charter provides a single, comparatively brief mandatory indemnification standard applicable equally to officers, directors, employees, and agents, to the fullest extent permitted by the NJBCA, together with a mandatory expense-advancement mechanism conditioned on a written undertaking to repay in specified circumstances (breach of the duty of loyalty, bad faith, knowing violation of law, or improper personal benefit).

The Delaware Charter provides a substantially more detailed indemnification framework: mandatory indemnification to the fullest extent permitted by the DGCL for directors and officers in both third-party and derivative actions (subject, in derivative actions, to a court-approval override where the person has been adjudged liable to the Company), but only discretionary indemnification for employees and agents; mandatory indemnification for a party who is successful on the merits; separate indemnification for witnesses; defined determination procedures (by disinterested directors, a board committee, independent counsel, or the stockholders); mandatory expense advancement upon a written undertaking to repay; and an enforceable right to sue if a claim is not resolved within 60 days of a written request.

Provision	New Jersey Charter	Delaware Charter
Certain Business Combinations (Interested-Shareholder Supermajority)

There is no comparable interested shareholder transaction provision in the New Jersey Charter. However, the NJBCA provides that certain business combinations between a New Jersey corporation and an interested shareholder – defined as a person owning 10% or more of the voting stock – are restricted for a period of five years following the date the person became an interested shareholder, unless the transaction was approved by the Board prior to that date. After the five-year period, a business combination may proceed only if it is approved by two-thirds of the voting stock not beneficially owned by the interested shareholder, or satisfies certain fair price requirements.

The Delaware Charter provides that certain Business Combinations between the Company and an interested stockholder – defined as a person owning 10% or more of the voting stock – must be approved by at least 80% of all outstanding voting stock, together with at least 50% of the voting stock not beneficially owned by the interested stockholder. A “Business Combination” is broadly defined to include mergers, sales of 5% or more of assets, securities issuances, liquidation proposals, and reclassifications that increase an interested stockholder’s proportionate ownership. A supermajority vote is not required if the transaction is approved by a majority of the disinterested directors or satisfies detailed fair-price and procedural conditions.

Forum Selection	The New Jersey Charter does not specify the forum for adjudication of disputes.

The Delaware Charter expressly designates the Delaware Court of Chancery (or, if unavailable, the federal district court for the District of Delaware) as the exclusive forum for derivative actions, breach-of-fiduciary-duty claims, claims arising under the DGCL, the Delaware Charter or Delaware Bylaws, and internal affairs claims. The Delaware Charter also separately provides that federal district courts are the exclusive forum for claims arising under the Securities Act of 1933 and that stockholders are deemed to consent to Delaware jurisdiction for purposes of enforcing the forum-selection provisions.

Certain differences between the New Jersey Bylaws and the Delaware Bylaws are as follows:

Provision	New Jersey Bylaws	Delaware Bylaws
Standard for Election of Directors	The New Jersey Bylaws provide that a plurality of the votes properly cast to elect any office, including director elections, in all cases (contested or not).

The Delaware Bylaws provide for a majority-of-votes-cast standard for uncontested director elections (votes “for” must exceed votes “against,” excluding abstentions and broker non-votes), reserving the plurality standard for contested elections only – a change in the vote requirement to elect a director whenever the election is not contested.

Mandatory Offer of Resignation	The New Jersey Bylaws do not contain a provision providing for mandatory resignation in the event an incumbent director who fails to receive the vote required for election in an uncontested election.

The Delaware Bylaws provide that an incumbent director who fails to receive the vote required for election in an uncontested election must promptly tender a resignation; the Nominating and Corporate Governance Committee reviews it and the Board acts within 90 days of vote certification, with its decision and reasons disclosed on Form 8-K.

Provision	New Jersey Bylaws	Delaware Bylaws
Director Qualifications

The New Jersey Bylaws provide that each director must own unpledged shares of capital stock with an aggregate par value, book value, or fair market value of at least $500, as determined by the NJ Commissioner of Banking and Insurance.

The Delaware Bylaws eliminate the stock-ownership qualification. Instead, each director must be at least eighteen (18) years of age and may not serve on the board of any other insured depository institution, bank holding company, financial holding company, or thrift holding company (other than the Company, its affiliated entities, or the Federal Home Loan Bank of New York).

Independence of Directors	The New Jersey Bylaws provide that a majority of the Board must be independent, as independence is defined in the Nasdaq Stock Market Listing Rules.

The Delaware Bylaws provide that a majority of the directors then in office, and in any event at least three directors, must be independent directors, using a defined “material relationship” test, with quarterly executive sessions of the independent directors led by a designated lead independent director.

Call of Special Board Meetings	The New Jersey Bylaws provide that a special board meeting may be called by the Chairperson, the President, or by one-third or more of the directors then in office.

The Delaware Bylaws provide that a special board meeting may be called by the Chairperson, the President, the Chief Executive Officer or by a majority of the directors then in office – raising the director-initiated call threshold from one-third to a majority.

New Business Proposed at the Annual Meeting	The New Jersey Bylaws do not contain any provision addressing management- or board-initiated new business.

The Delaware Bylaws provide that new business may be brought before the annual meeting at the request of the Chief Executive Officer or by resolution of at least three-fourths of the directors then in office, provided such new business is filed in writing with the Secretary at least 15 days before the annual meeting.

The Delaware Bylaws also permit any stockholder of record to bring new business before the annual meeting, provided they give the Secretary timely written notice describing the proposal, as detailed under “Advance Notice – Shareholder Nominations and Proposals”, the stockholder’s identity and any share ownership and that the stockholder has continuously owned at least 1% of the Corporation’s outstanding voting shares for at least one year.

Provision	New Jersey Bylaws	Delaware Bylaws
Advance Notice – Shareholder Nominations and Proposals

The New Jersey Bylaws provide a single advance-notice section under which shareholder nomination/proposal notices must be delivered not less than 90 nor more than 120 days before the first anniversary of the prior year’s annual meeting (a 30-day delivery window), or, if the meeting date shifts by more than 30 days from that anniversary, by the later of 90 days before the meeting or 10 days after public disclosure of the meeting date.

The Delaware Bylaws provide that notice must be delivered no later than 90 days before the anniversary date of the prior year’s annual meeting – removing the 120-day outer limit and substituting a single not-later-than deadline – or if the new meeting date shifts by more than 30 days from that anniversary, no later than the 10th day after public disclosure of the meeting date.

The Delaware Bylaws also provide for new universal-proxy disclosure obligations under Rule 14a-19, including a representation on whether the stockholder intends to solicit proxies from holders of at least 67% of the Company’s outstanding capital stock.

As also set forth under “New Business Proposed at the Annual Meeting,” the Delaware Bylaws require a nominating stockholder to have continuously owned at least 1% of the Corporation’s outstanding voting shares for at least one year prior to delivering notice.

Significant Differences Between the New Jersey Business Corporation Act and the Delaware General Corporation Law

The NJBCA and the DGCL differ in many respects and, consequently, it is not practical to summarize all of the differences in this Proxy Statement. The following provides a summary of major substantive differences between the NJBCA and the DGCL beyond those discussed in “The Charter and Bylaws of the Company and BCB Delaware Compared and Contrasted” above. It is not an exhaustive description of all differences between the laws of the two states. Accordingly, all statements herein are qualified in their entirety by reference to the NJBCA and the DGCL.

Provision	NJBCA	DGCL
Shareholder Voting in Acquisitions

A merger or consolidation generally requires approval by a majority of the votes cast by the holders of shares entitled to vote, subject to any greater requirement in the certificate of incorporation and any required separate class vote. A sale, lease, exchange or other disposition of all or substantially all assets outside the ordinary course similarly requires approval by a majority of the votes cast.

Under the NJBCA, shareholder approval of a merger is not required from the surviving corporation if its certificate of incorporation is not amended, its outstanding shares remain identical after the merger, and the voting and participating shares outstanding after the merger do not exceed by more than 40% the number outstanding immediately before the merger.

However, Nasdaq listing rules generally require shareholder approval before a listed company issues common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of its pre-transaction outstanding common stock or voting power in connection with an acquisition.

A merger or consolidation generally requires approval by holders of a majority of the outstanding shares entitled to vote, subject to any required separate class vote and any greater requirement in the certificate of incorporation. A sale, lease or exchange of all or substantially all assets generally requires the same majority-of-outstanding-shares approval. This is a higher statutory threshold than the NJBCA’s majority-of-votes-cast standard.

Like the NJBCA, the DGCL dispenses with a surviving corporation stockholder vote if its charter is not amended, its outstanding shares remain identical after the merger, and the common stock issuable in the merger does not exceed 20% of the surviving corporation’s outstanding common stock immediately before the merger. Accordingly, the DGCL has a lower threshold for the surviving-corporation vote exception than the NJBCA, but the effect on the Company remains the same given that the Company has been subject to the Nasdaq listing rules.

Provision	NJBCA	DGCL
Limitations on Certain Business Combinations

NJSPA generally prohibits a resident domestic corporation from engaging in a “business combination” with an “interested shareholder” for five years after the shareholder’s stock-acquisition date. An interested shareholder generally is a person that beneficially owns 10% or more of the corporation’s outstanding voting power.

A business combination may proceed during the five-year period if it, or the acquisition that created the interested-shareholder status, was approved by the board before the acquisition date (with additional independent-board and disinterested-shareholder approval requirements for certain subsequent combinations). Thereafter, the NJSPA generally requires either: (i) approval by two-thirds of the voting stock not beneficially owned by the interested shareholder; or (ii) satisfaction of statutory “fair price” and other conditions.

The DGCL generally prohibits a Delaware corporation from engaging in a business combination with an interested stockholder for three years after the stockholder becomes interested. An interested stockholder generally is a person that beneficially owns 15% or more of the corporation’s outstanding voting stock. The restriction does not apply if the board approved the transaction before the stockholder became interested, or if specified ownership or stockholder-approval conditions are met.

The DGCL is less restrictive than the NJSPA because it applies at a higher ownership threshold (15% rather than 10%) and imposes a shorter moratorium (three years rather than five years).

The Delaware Charter also independently requires, for a Business Combination with an Interested Stockholder, approval by 80% of the outstanding voting stock and a majority of the voting stock not held by the Interested Stockholder and its affiliates, unless a majority of the Disinterested Directors approves the transaction or another stated exception applies. Thus, although the DGCL is less restrictive than the NJSPA, the Delaware Charter provides an additional stockholder-protection mechanism for specified interested-stockholder transactions that has no counterpart in the New Jersey Charter.

Provision	NJBCA	DGCL
Removal of Directors

Directors may be removed for cause or, unless the certificate of incorporation provides otherwise, without cause by a majority of the votes cast by shares entitled to vote in director elections. However, shareholders of a corporation with a classified board may not remove directors without cause.

The New Jersey Charter provides for a classified board, and the New Jersey Charter and New Jersey Bylaws permit removal only for cause, by holders of a majority of the shares then entitled to vote in director elections.

Directors generally may be removed, with or without cause, by holders of a majority of the shares then entitled to vote in director elections. If the board is classified, however, removal is only for cause unless the certificate of incorporation provides otherwise. The DGCL also preserves specified protections where cumulative voting applies and permits a charter to impose a supermajority removal requirement.

Following the Reincorporation, the Board will no longer be classified, all directors will be elected annually, and the Delaware Charter and Delaware Bylaws will permit removal of directors with or without cause by holders of a majority of the shares then entitled to vote in director elections, without a supermajority requirement.

Stockholders will gain the ability to remove directors without cause, which is unavailable under the Company’s current New Jersey organizational documents.

Shareholder Power to Call Special Shareholders’ Meeting

Special meetings may be called by the president, the board or any other person authorized in the bylaws. The New Jersey Bylaws permit special meetings to be called by the Chairperson of the Board, the President or the Board, but do not grant shareholders that right.

Notwithstanding the New Jersey Bylaws, holders of at least 10% of the shares entitled to vote may apply to the New Jersey Superior Court, which may, for good cause shown, order that a special meeting be called.

Under the DGCL, special meetings may be called by the board or by persons authorized in the certificate of incorporation or bylaws; the DGCL does not itself give stockholders a right to call a special meeting.

The Delaware Charter and Delaware Bylaws provide that special meetings may be called only by the Chief Executive Officer or by a resolution of a majority of the directors then in office.

Stockholders will continue not to have a contractual right to call a special meeting. However, following the Reincorporation, they will no longer have the NJBCA right to seek a court-ordered special meeting upon application by holders of at least 10% of the voting shares and a showing of good cause.

Provision	NJBCA	DGCL
Limitation of Liability and Indemnification

The NJBCA permits a corporation’s certificate of incorporation to eliminate or limit the personal liability of directors and officers to the corporation or its shareholders for monetary damages for breach of duty. Exculpation may not extend to acts or omissions involving: (i) a breach of the duty of loyalty; (ii) bad faith or a knowing violation of law; or (iii) receipt of an improper personal benefit. The New Jersey Charter eliminates director and officer liability to the fullest extent permitted by the NJBCA.

The New Jersey Bylaws provide mandatory indemnification and advancement of expenses for directors and officers to the fullest extent permitted by the NJBCA, and provide indemnification of employees and agents as specified in the New Jersey Charter.

The DGCL similarly permits charter exculpation of directors and officers. For directors, exculpation may not cover loyalty breaches, bad-faith conduct, intentional misconduct, knowing violations of law, improper personal benefit or liability for unlawful dividends or stock repurchases or redemptions. For officers, it also may not cover any action by or in the right of the corporation, including derivative claims. The Delaware Charter eliminates director and officer liability to the fullest extent permitted by the DGCL.

The Delaware Charter provides mandatory indemnification and advancement for directors and officers to the fullest extent permitted by the DGCL; permits discretionary indemnification of employees and agents; and provides indemnification of directors and officers made witnesses, but not parties, to proceedings by reason of their service. It also contains a severability/savings clause, authorizes individual indemnification agreements and automatically extends indemnification to the fullest extent permitted by future DGCL amendments.

Delaware officer exculpation is narrower than New Jersey officer exculpation because it does not apply to derivative claims. Conversely, the Delaware Charter adds several express indemnification protections not reflected in the New Jersey Charter or Bylaws, including the witness-indemnification right, savings clause, authorization of individualized indemnification agreements and automatic expansion provision.

Provision	NJBCA	DGCL
Inspection of Shareholder Lists and Books and Records

Under the NJBCA, a person who has been a record shareholder for at least six months, or who holds (or is authorized in writing by holders of) at least 5% of the outstanding shares of any class or series, may, upon at least five days’ written demand and for a proper purpose, inspect the corporation’s shareholder-meeting minutes and record of shareholders.

Upon a shareholder’s showing of proper purpose, a court may compel inspection of the corporation’s books and records of account, minutes and shareholder records, regardless of the shareholder’s holding period or number of shares held.

Under the DGCL, a record stockholder or beneficial owner may, upon a written demand under oath made in good faith and for a proper purpose, inspect the corporation’s stock ledger, stockholder list and statutory “books and records,” without any minimum ownership or holding-period requirement. A beneficial owner must provide documentary evidence of beneficial ownership.

Following the Reincorporation, beneficial owners and record holders that do not meet the NJBCA’s six-month or 5% threshold will have a direct statutory route to seek books-and-records inspection. Delaware’s statute, however, imposes more detailed demand requirements and limits inspection to defined categories of books and records, absent a showing of compelling need for additional records.

Appraisal Rights

New Jersey shareholders generally have dissenters’ rights in connection with mergers, consolidations, certain asset sales and certain other specified transactions, unless the certificate of incorporation provides otherwise. A shareholder properly exercising dissenters’ rights is entitled to receive the fair value of its shares rather than the transaction consideration.

However, dissenters’ rights generally are unavailable if the shares are listed on a national securities exchange or held of record by at least 1,000 holders. They are also generally unavailable if the shareholder will receive cash, listed securities or a combination of cash and listed securities in the merger or consolidation.

Delaware stockholders generally have appraisal rights in certain mergers, consolidations, conversions, transfers, domestications and continuances, subject to compliance with specified procedures, including timely written demand and not voting in favor of the transaction.

The DGCL market-out exception generally eliminates appraisal rights for listed shares or shares held of record by more than 2,000 holders, unless the holders are required to accept consideration other than surviving-company stock, publicly traded stock or cash in lieu of fractional shares. Thus, unlike New Jersey law, a cash merger of a publicly traded company generally gives rise to appraisal rights under the DGCL.

The NJBCA’s market-out exception is broader: it denies dissenters’ rights based either on the public trading/holder-status of the existing shares or on receipt of cash or qualifying publicly traded securities. Following the Reincorporation, stockholders may have appraisal rights in a future cash merger or other transaction that would not have given rise to dissenters’ rights under the NJBCA, subject to the DGCL’s procedural and de minimis limitations.

Provision	NJBCA	DGCL
Interested Director Transactions

Under the NJBCA, a contract or transaction involving one or more interested directors is not void or voidable solely because of that interest, the interested director’s presence at the meeting or the counting of the interested director’s vote, if: (i) the transaction is fair and reasonable to the corporation when authorized, approved or ratified; (ii) the material facts regarding the interest are disclosed or known and the transaction is approved by a majority of the disinterested directors, even if less than a quorum, or by unanimous written consent that includes at least one disinterested director; or (iii) the material facts are disclosed or known to the shareholders and they approve or ratify the transaction. Interested directors may be counted for quorum purposes.

DGCL § 144 provides a statutory safe harbor for acts and transactions involving interested directors or officers. Subject to separate rules for controlling-stockholder transactions, the transaction may not give rise to equitable relief or damages against a director or officer based on the interest or participation if: (i) the material facts are disclosed or known and a majority of the disinterested directors approves the transaction in good faith and without gross negligence; (ii) the transaction is approved or ratified by an informed, uncoerced vote of a majority of votes cast by disinterested stockholders; or (iii) the transaction is fair to the corporation and its stockholders. Interested directors may be counted for quorum purposes.

The DGCL expressly covers officers, provides statutory safe harbors for specified controlling-stockholder transactions and, if its conditions are met, protects against both damages and equitable relief. The NJBCA provision is limited to interested-director transactions and principally prevents invalidation solely by reason of the director’s interest or participation.

Shareholder Derivative Suits

Under the NJBCA, a shareholder may commence or maintain a derivative proceeding only if the shareholder: (i) was a shareholder when the challenged act or omission occurred, or acquired the shares by operation of law from a person who was a shareholder at that time; (ii) remains a shareholder throughout the proceeding; and (iii) fairly and adequately represents the corporation’s interests.

A written pre-suit demand on the corporation is required in all cases. The shareholder generally must wait 90 days after making demand before commencing suit, unless the corporation earlier rejects the demand or waiting would cause irreparable injury to the corporation. The NJBCA does not recognize a demand-futility exception.

A stockholder may bring a derivative action only if the stockholder held shares at the time of the challenged transaction or acquired them thereafter by operation of law. Delaware law also generally requires continuous ownership and adequate representation of the corporation’s interests.

Under Delaware law, a stockholder must either make a pre-suit demand on the board or plead with particularity facts establishing that demand would be futile because a majority of the directors could not impartially consider the demand.

Following the Reincorporation, a stockholder may commence a derivative action without first making a demand if the stockholder adequately pleads demand futility. New Jersey law requires demand in every case. Accordingly, the Reincorporation may make it easier for stockholders to pursue certain derivative claims without first submitting them to the Board.

Provision	NJBCA	DGCL
Dividends and Repurchases of Shares

Under the NJBCA, a “distribution” includes dividends and share repurchases, redemptions and other acquisitions. A corporation may not make a distribution if, after giving effect to it, (i) it would be unable to pay its debts as they become due in the usual course of business or (ii) its total assets would be less than its total liabilities. Repurchases and redemptions also remain subject to the certificate of incorporation and the terms of the shares being acquired.

In Delaware, subject to any charter restrictions, a corporation may purchase or redeem its shares out of surplus, so long as the transaction does not impair capital. Dividends may be paid from surplus or, if there is no surplus, from net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. “Surplus” generally equals net assets less capital.

The NJBCA applies both an express ability-to-pay-debts test and a balance-sheet test to all distributions, whereas the DGCL’s framework focuses on surplus/capital and permits “nimble dividends” from specified current or prior-year earnings when no surplus exists. The legal capacity to make a distribution may therefore differ following the Reincorporation. In either case, the Company’s dividend and share-repurchase activities will remain subject to applicable banking laws and regulations, including Federal Reserve requirements, which are unaffected by the Reincorporation.

Amendment of the Certificate of Incorporation and Bylaws

Under New Jersey law, except for specified amendments that may be effected by board action, an amendment to the certificate of incorporation generally requires board approval and approval by a majority of the votes cast by shares entitled to vote on the amendment, subject to any required class vote and any greater requirement in the certificate of incorporation. The power to amend the bylaws is held by shareholders unless the certificate of incorporation confers that power on the board.

Under Delaware law, an amendment to the certificate of incorporation generally requires board approval and approval by holders of a majority of the outstanding shares entitled to vote, subject to any required class vote and any greater charter requirement. The Delaware Charter generally requires that vote and, for specified provisions relating to the Board of Directors and amendments, imposes an additional approval requirement: approval by the requisite directors (including, where applicable, Disinterested Directors) or approval by holders of at least two-thirds of the outstanding voting power. The Delaware Charter also authorizes the Board, by a majority of the entire Board, to adopt, amend or repeal the Delaware Bylaws, while preserving stockholders’ right to amend the Delaware Bylaws by a majority vote.

Following the Reincorporation, certain charter amendments will be subject to a higher stockholder threshold than under the NJBCA’s majority-of-votes-cast default, and the Board will have express unilateral bylaw-amendment authority.

Provision	NJBCA	DGCL
Consideration of Non-Shareholder Constituencies

Under the NJBCA, in determining what the director reasonably believes to be in the best interests of the corporation, a director may consider, in addition to shareholder effects, the effects of an action on employees, suppliers, creditors, customers and the communities in which the corporation operates, as well as the corporation’s and shareholders’ short- and long-term interests, including continued independence. If the Board determines on that basis that an acquisition proposal is not in the best interests of the corporation, it may reject the proposal and has no obligation to facilitate it or remove barriers to it.

The DGCL does not contain a comparable general constituency statute for a conventional for-profit Delaware corporation. Delaware directors may consider non-stockholder constituencies where doing so is rationally related to benefits for stockholders.

The Delaware Charter expressly authorizes the Board, to the extent permitted by law, to consider an acquisition proposal’s price or consideration and other relevant factors, including the offeror’s financial and managerial resources and future prospects and the potential effects on the Company’s business, employees, customers, suppliers, creditors and communities.

The Delaware Charter preserves express consideration of these factors in evaluating acquisition proposals, but it cannot expand the Board’s authority beyond Delaware law or override Delaware fiduciary obligations.

Interests of the Company’s Directors and Executive Officers in the Reincorporation

In considering the recommendations of the Board, the Company’s shareholders should be aware that certain of the Company’s directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of the Company’s shareholders generally. For instance, the Reincorporation in Delaware may be of benefit to the Company’s directors and officers by reducing the directors’ and officers’ potential personal liability and increasing the scope of permitted indemnification and in other respects. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our shareholders vote in favor of the Reincorporation proposal.

No Dissenter’s Rights

Under the NJBCA, holders of our common stock will not have dissenter’s or appraisal rights in connection with the Reincorporation.

Required Vote

The affirmative vote of a majority of all the votes entitled to be cast by the holders of the Company’s common stock is required to approve the Reincorporation Proposal. Shares withheld or not otherwise voted with respect to this proposal (because of abstention, broker non-vote or otherwise) will have the same effect as votes cast “AGAINST” this proposal.

Certain U.S. Federal Income Tax Considerations

This section of the Proxy Statement summarizes certain U.S. federal income tax considerations relating to the Reincorporation that are applicable to holders of the Company’s common stock. This discussion is based on existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Department of the Treasury regulations and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to BCB Delaware, the Company or its shareholders as described herein.

Not all U.S. federal income tax considerations that may be relevant to you in light of your particular circumstances are discussed herein. Factors that could alter the tax consequences of the Reincorporation to you include:

•if you are a dealer in securities or currencies or a securities trader using a mark-to-market method of accounting;

•if you are a bank, life insurance company, regulated investment company, real estate investment trust or tax-exempt organization;

•if you are a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes or hold your shares of the Company’s common stock through a partnership or other pass-through entity;

•if you are subject to special tax accounting rules under Section 451(b) of the Code or the alternative minimum tax or do not use the U.S. dollar as your functional currency;

•if you are a foreign person or entity;

•if you hold your shares of the Company’s common stock as part of a more complex transaction, such as a straddle or hedging transaction;

•if you do not hold your shares of the Company’s common stock as capital assets within the meaning of Section 1221 of the Code (generally property held for investment); or

•if you acquired your shares of the Company’s common stock in connection with stock option plans or in other compensatory transactions.

If a partnership (or any other entity or arrangement that is treated as a partnership for U.S. federal income tax purposes) holds shares of the Company’s common stock, the U.S. federal income tax treatment of a partner in such partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partnership level. Holders of the Company’s common stock that are partnerships and the partners in such partnerships are urged to consult their tax advisors as to the tax considerations of the Reincorporation.

In addition, the tax consequences of the Reincorporation under state, local or foreign tax laws are not discussed herein, nor are the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reincorporation, whether or not any such transactions are undertaken in connection with the Reincorporation, including, for example, any transaction in which shares of the Company’s common stock are acquired or shares of BCB Delaware common stock are disposed of. The tax consequences of the Reincorporation to holders of options to acquire shares of the Company’s common stock are also not discussed herein.

No ruling will be requested from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the Reincorporation, and no opinion of counsel regarding such consequences will be obtained.

It is intended that the Reincorporation qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, the Reincorporation will result in the following material U.S. federal income tax consequences:

•you will not recognize any gain or loss upon your receipt of BCB Delaware common stock in the Reincorporation;

•the aggregate tax basis of BCB Delaware common stock received by you in the Reincorporation will be the same as the aggregate tax basis of shares of the Company’s common stock surrendered in exchange therefor;

•the holding period of BCB Delaware common stock received by you in the Reincorporation will include the period for which shares of the Company’s common stock surrendered in exchange therefor were considered to be held; and

•neither BCB Delaware nor the Company will recognize gain or loss solely as a result of the Reincorporation.

The foregoing tax treatment is not binding on the IRS, which may challenge the treatment of the Reincorporation as a reorganization. A successful challenge by the IRS could result in taxable income to BCB Delaware, the Company and its shareholders.

A holder of the Company’s common stock that owns, immediately before the Reincorporation, at least 5% of the outstanding stock of the Company (by vote or value) or stock of the Company with an adjusted basis of $1,000,000 or more will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the Reincorporation occurs a statement setting forth certain information relating to the Reincorporation, including the aggregate fair market value and tax basis of the stock of such holder converted in connection with the Reincorporation. Holders of the Company’s common stock are urged to consult their tax advisors to determine whether they are required to provide the foregoing statement.

THE FOREGOING DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. ACCORDINGLY, YOU ARE URGED TO CONSULT YOUR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE REINCORPORATION, INCLUDING THE APPLICABLE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

Accounting Consequences

We believe that there will be no material accounting consequences for us resulting from the Reincorporation.

Regulatory Approval

The Reincorporation Proposal involves the formation of a new Delaware corporation as a subsidiary of the Company that will be merged with the Company, with the new holding company as the surviving institution, and as such, the Reincorporation Proposal is subject to the prior notice to and receipt of non-objection of the Board of Governors of the Federal Reserve System, unless the Reincorporation Proposal qualifies for a waiver to any prior notice requirement, to be confirmed by the appropriate bank regulator. Notice of the Reincorporation Proposal is also required to be given to the New Jersey Department of Banking and Insurance.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE REINCORPORATION PROPOSAL

PROPOSAL NO. 2: THE ADJOURNMENT PROPOSAL

The Special Meeting may be adjourned to another time or place, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reincorporation Proposal or to ensure that any supplement or amendment to this Proxy Statement is timely provided to shareholders.

If, at the Special Meeting, the number of shares of common stock present or represented and voting in favor of the Reincorporation Proposal is insufficient to approve the Reincorporation Proposal, the Company intends to move to adjourn the Special Meeting in order to enable the Board of Directors to solicit additional proxies for approval of the Reincorporation Proposal. In that event, the Company will ask shareholders to vote upon the Adjournment Proposal, but not the Reincorporation Proposal.

In this proposal, the Company is asking shareholders to authorize the holder of any proxy solicited by the Board, on a discretionary basis, if a quorum is not present and (i) if there are not sufficient votes at the time of the Special Meeting to approve the Reincorporation Proposal or (ii) if necessary or appropriate to ensure that any supplement or amendment to this Proxy Statement is timely provided to shareholders, to vote in favor of adjourning the Special Meeting to another time and place for the purpose of soliciting additional proxies, including the solicitation of proxies from shareholders who have previously voted.

Pursuant to the Company’s bylaws, whether or not a quorum is obtained at the Special Meeting, the chairman of the Special Meeting may adjourn the meeting without notice, except as provided by law, by making an announcement at the Special Meeting, and may do so without a vote of shareholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADJOURNMENT PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information as of September 1, 2026, with respect to the persons known by the Company to be the beneficial owners of more than 5% of its outstanding stock. A person is considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole, or shared voting or investment power.

Name	Number of Shares	Percent
BlackRock, Inc.[1]	1,282,406	7.08%

Set forth below is certain information concerning the beneficial ownership of our common stock by each director, each nominee for director, each named executive officer, and all directors and named executive officers as a group as of September 1, 2026. A person is considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name	Number of Shares	Percent
Thomas M. O’Brien[2]	709,220	3.92%
Judith Q. Bielan[3]	214,553	1.19%
Ryan Blake[4]	50,214	*
Vincent DiDomenico, Jr.[5]	246,332	1.36%
Tara L. French[6]	13,142	*
Mark D. Hogan[7]	790,194	4.37%
Joseph Lyga[8]	255,932	1.41%
John Pulomena[9]	64,302	*
James Rizzo[10]	205,564	1.14%
Gerald Werdann[11]	16,435	*
Michael J. Widmer[12]	12,642	*
Jawad Chaudhry[13]	57,589	*
Sandra Sievewright	1,380	*
All Directors, Nominees and Executive Officers as a group (13 persons)[14]	2,637,499	14.57%

*Does not exceed 1% of the class based on 18,101,822 shares of common stock outstanding as of September 1, 2026.

1Includes BlackRock Advisors, LLC; Aperio Group, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock Fund Advisors; BlackRock Institutional Trust Company, National Association; BlackRock Financial Management, Inc.; and BlackRock Investment Management, LLC. Information about BlackRock, Inc. is derived from its Schedule 13D/A filed with the SEC on April 27, 2026. The principal business office address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

2Mr. O’Brien has sole voting power but no dispositive power over 709,220 unvested restricted stock shares.

3Ms. Bielan has sole voting and dispositive power over 214,553 shares, including 59,750 shares of underlying options exercisable within 60 days from September 1, 2026, sole voting power but no dispositive power over 6,702 unvested restricted stock shares, shared voting and dispositive power over 20,084 shares with her spouse, sole voting and dispositive power over 13,426 shares held in an IRA, and shared voting and dispositive power over 39 shares with her children.

4Mr. Blake has sole voting and dispositive power over 50,214 shares, including 6,840 shares of underlying options exercisable within 60 days from September 1, 2026, and sole voting and dispositive power over 1,112 shares held in a 401(k) account.

5Mr. DiDomenico has sole voting and dispositive power over 246,332 shares, including 59,750 shares of underlying options exercisable within 60 days from September 1, 2026, and sole voting power but no dispositive power over 6,702 unvested restricted stock shares.

6Ms. French has sole voting and dispositive power over 13,142 shares and sole voting power but no dispositive power over 5,952 unvested restricted stock shares. There are no shares of underlying options exercisable within 60 days from September 1, 2026.

7Mr. Hogan has sole voting and dispositive power over 790,194 shares, including 59,750 shares of underlying options exercisable within 60 days from September 1, 2026, sole voting power but no dispositive power over 6,702 unvested restricted stock shares, and sole voting and dispositive power over 103,352 shares held in an IRA.

8Mr. Lyga has sole voting and dispositive power over 255,932 shares, including 59,750 shares of underlying options exercisable within 60 days from September 1, 2026, sole voting power but no dispositive power over 6,702 unvested restricted stock shares, shared voting and dispositive power over 2,985 shares with his spouse, and shared voting and dispositive power over 3,386 shares with his child.

9Mr. Pulomena has sole voting and dispositive power over 64,302 shares, including 37,250 shares underlying options exercisable within 60 days from September 1, 2026, and sole voting power but no dispositive power over 6,702 unvested restricted stock shares.

10Mr. Rizzo has sole voting and dispositive power over 205,564 shares, including 60,250 shares underlying options exercisable within 60 days from September 1, 2026, sole voting power but no dispositive power over 6,702 unvested restricted stock shares, shared voting and dispositive power over 3,100 shares with his spouse, and sole voting and dispositive power over 73,554 shares held in an IRA.

11Mr. Werdann has sole voting and dispositive power over 16,435 shares, sole voting and dispositive power over 87 shares held in an IRA, sole voting and dispositive power over 12,122 shares held in a 401(k) account and sole voting power but no dispositive power over 4,226 unvested restricted stock shares. There are no shares of underlying options exercisable within 60 days from September 1, 2026.

12Mr. Widmer has sole voting and dispositive power over 12,642 shares and sole voting power but no dispositive power over 5,952 unvested restricted stock shares. There are no shares of underlying options exercisable within 60 days from September 1, 2026.

13Mr. Chaudhry has sole voting and dispositive power over 57,589 shares, including sole voting power but no dispositive power over 6,667 unvested restricted stock shares, and 5,089 shares of underlying options exercisable within 60 days from September 1, 2026.

14Includes 348,429 shares underlying options exercisable within 60 days from September 1, 2026.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and special reports, proxy statements, and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The Internet address of the SEC’s website is http://www.sec.gov.

The Company also maintains a website at www.bcb.bank, where you may obtain copies of documents filed by the Company with the SEC.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of Proxy Statements or other information concerning us, without charge, by written or telephonic request directed to BCB Bancorp, Inc., 104-110 Avenue C, Bayonne, NJ 07002. Attention: Investor Relations. You may also send your request by e-mail to rblake@bcb.bank or by calling Investor Relations at 1-(800) 680-6872.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED    , 2026. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Shareholder Proposals or Nominations

Any shareholder who desires to submit a proposal for inclusion in the proxy materials relating to our 2027 Annual Meeting of Shareholders in accordance with the rules of the SEC must submit such proposal in writing, addressed to the Company at 595 Avenue C, Bayonne, NJ 07002 no later than November 24, 2026.

In accordance with our bylaws, a shareholder who desires to propose a matter for consideration at an annual meeting of shareholders, even if the proposal is not submitted by the deadline for inclusion in our proxy materials, must comply with the procedures specified in our bylaws, including providing notice thereof in writing, delivered or mailed by first-class United States mail, postage prepaid, to the Secretary of the Company, not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting. For the 2027 Annual Meeting of Shareholders, this period will begin on December 24, 2026, and end on January 23, 2027.

In accordance with our bylaws, a shareholder who desires to nominate candidates for election to the Board must comply with the procedures specified in the bylaws, including providing proper notice of the nomination in writing, delivered or mailed by first-class United States mail, postage prepaid, to the Secretary of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting. For the 2027 Annual Meeting of Shareholders, this period will begin on December 24, 2026, and end on January 23, 2027.

If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, proxy holders may exercise discretionary voting authority under proxies that we solicit to vote in accordance with their best judgment on any such shareholder proposal or nomination.

Reduce Duplicate Mailings

Only one Proxy Statement and proxy card will be sent to those shareholders who share a single household and who have consented to receive a single copy of such special meeting materials. This practice, known as “householding,” is designed to reduce expenses and conserve natural resources. Householding will continue until you are notified otherwise or until one or more shareholders at your address revoke consent. If you revoke consent, you will be removed from the householding program within 30 days of receipt of the revocation. However, if any shareholder residing at such an address desires to receive a separate Proxy Statement and Proxy Card in the future, he or she may telephone our Investor Relations Department at 1-(800) 680-6872 or write to Investor Relations at the Company, rblake@bcb.bank or by e-mail through the Investor Relations and Other Information link at www.BCB.bank. If you are receiving multiple copies of our Special Meeting materials, please request householding by contacting Investor Relations in the same manner. If you choose this option, your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold your shares of our common stock through a bank, broker or another holder of record, refer to the information provided by that entity for instructions on how to elect this option.

Other Matters

If any other item or proposal properly comes before the Special Meeting, including voting on a proposal omitted from this Proxy Statement pursuant to the rules of the SEC or incident to the conduct of the Special Meeting, then the proxies will be voted in accordance with the discretion of the proxy holders, including to vote to adjourn the Special Meeting for the purpose of soliciting proxies to vote in accordance with the Board’s recommendation on any of the proposals to be considered.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. We have engaged Laurel Hill to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Laurel Hill a fee of $7,500. We will also reimburse Laurel Hill for reasonable out-of-pocket expenses. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, email, or other electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mark D. Hogan
Chairman of the Board

Annex A

AGREEMENT AND PLAN OF MERGER
OF BCB BANCORP, INC.
(a New Jersey corporation)
AND
BCB BANCORP, INC.
(a Delaware corporation)

AGREEMENT AND PLAN OF MERGER AND REINCORPORATION

This AGREEMENT AND PLAN OF MERGER AND REINCORPORATION (this “Agreement”), dated as of [•], 2026, is between BCB Bancorp, Inc., a New Jersey corporation (“BCB NJ”), and BCB Bancorp, Inc., a Delaware corporation and wholly owned subsidiary of BCB NJ (“BCB Delaware”).

WHEREAS, BCB NJ desires to enter into this Agreement in order to reincorporate BCB NJ into Delaware;

WHEREAS, immediately prior to the Effective Time (as defined below), BCB NJ will subscribe for all of the outstanding shares of BCB Delaware, such that BCB Delaware will become a direct, wholly owned subsidiary of BCB NJ;

WHEREAS, the Board of Directors of each of BCB NJ and BCB Delaware has approved and adopted this Agreement and the transactions contemplated by this Agreement (including the Merger (as defined below)), in each case after making a determination that this Agreement and such transactions are advisable and fair to, and in the best interests of, BCB NJ and its shareholders;

WHEREAS, pursuant to the transactions contemplated by this Agreement and on the terms and subject to the conditions set forth herein, BCB NJ, in accordance with the Delaware General Corporation Law (“DGCL”) and New Jersey Business Corporation Act (“NJBCA”) will merge with and into BCB Delaware, with BCB Delaware as the surviving entity (the “Merger”); and

WHEREAS, for U.S. federal income tax purposes, the parties intend that the Merger qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  Equity Subscription. Immediately prior to the Effective Time, BCB NJ shall purchase, and BCB Delaware shall issue and sell to BCB NJ, 100 shares of common stock, without par value, of BCB Delaware, constituting 100% of the issued and outstanding capital stock of BCB Delaware, for an aggregate purchase price of $10.00 (the “Initial Capitalization”). Upon consummation of the Initial Capitalization, BCB NJ shall own 100% of the outstanding common stock of BCB Delaware, and BCB Delaware shall thereby become a direct, wholly owned subsidiary of BCB NJ.

2.  Merger. In accordance with the DGCL and the NJBCA, at the Effective Time BCB NJ shall be merged with and into BCB Delaware. Following the Effective Time, the separate existence of BCB NJ shall cease, and BCB Delaware shall continue as the surviving corporation (the “Surviving Corporation”) under the name “BCB Bancorp, Inc.” The effects and consequences of the Merger shall be as set forth in this Agreement, the DGCL and the NJBCA.

3.  Effective Time.

(a)  Subject to the provisions of this Agreement, on such date and time as determined by the parties, the parties shall duly prepare, execute and file (i) a certificate of merger complying with Section 252 of the DGCL with the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”) and (ii) a certificate of merger/consolidation complying with Section 14A:10-4.1. of the NJBCA (the “New Jersey Certificate of Merger”) with the New Jersey Department of the Treasury, Division of Revenue and Enterprise Services with respect to the Merger. The Merger shall become effective upon the date and time specified in the Delaware Certificate of Merger and the New Jersey Certificate of Merger (the “Effective Time”).

(b)  The Merger shall have the effects set forth in the DGCL and the NJBCA, including without limitation, Section 259 of the DGCL. Without limiting the generality of the foregoing, from and after the Effective Time, (i) all the properties, rights, privileges, immunities, powers and franchises of BCB NJ shall vest in BCB Delaware as the Surviving Corporation, and (ii) all debts, liabilities, obligations and duties of BCB NJ shall become the debts, liabilities, obligations and duties of BCB Delaware, as the Surviving Corporation, in each case by operation of law and without any further action on behalf of either BCB Delaware or BCB NJ.

4.  Organizational Documents. The Certificate of Incorporation and Bylaws of BCB Delaware in effect at the Effective Time shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation until thereafter amended as provided therein or by applicable law.

5.  Directors and Officers. The directors and officers of BCB NJ immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation until their successors are duly elected or appointed and qualified.

6.  Conversion of Common Stock. At the Effective Time, each share of common stock, without par value, of BCB NJ issued and outstanding immediately prior thereto shall, by virtue of the Merger, be converted into one share of common stock, without par value, of the Surviving Corporation. From and after the Effective Time, each holder of record of BCB NJ common stock shall be a holder of common stock of the Surviving Corporation. At the Effective Time, each share of common stock, without par value, of BCB NJ held in treasury immediately prior thereto shall, by virtue of the Merger, be converted into one share of common stock, without par value, of the Surviving Corporation.

7.  Cancellation of BCB Delaware Capital Stock. Each share of capital stock of BCB Delaware issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Surviving Corporation, be cancelled and retired and shall cease to exist, and shall not be converted into shares or other securities of the Surviving Corporation or the right to receive cash or any other property or rights.

8.  Conversion of Preferred Stock. At the Effective Time, each share of Series J Noncumulative Perpetual Preferred Stock and each share of Series K Noncumulative Perpetual Preferred Stock of BCB NJ issued and outstanding immediately prior thereto shall, by virtue of the Merger, be converted into one share of the corresponding series of preferred stock of the Surviving Corporation, having identical rights, preferences, and limitations, as set forth in the applicable Certificate of Designations as filed with the Secretary of State of the State of Delaware by BCB Delaware.

9.  Options and Equity Plans. At the Effective Time, each outstanding option, restricted stock award, and other equity-based award relating to BCB NJ common stock shall become an equivalent award relating to common stock of the Surviving Corporation on the same terms and conditions, including any vesting conditions, as set forth in the applicable plan and any related award agreement as in effect immediately prior to the Effective Time. All equity incentive plans of BCB NJ shall be assumed and continued by the Surviving Corporation.

10.  Exchange of Certificates. Each outstanding certificate, if any, that immediately prior to the Effective Time represented shares of BCB NJ stock shall, from and after the Effective Time, be deemed to represent the corresponding shares of the Surviving Corporation. No exchange of certificates shall be required.

11.  BCB Delaware Formation; Tax Treatment. BCB Delaware represents and warrants that it was formed solely to effect the Merger, has not conducted any business or other activities other than in furtherance of the Merger and the transactions contemplated by this Agreement, and holds no material assets other than nominal capitalization, in each case in order to support the qualification of the Merger as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

12.  Conditions. The obligations of the parties to consummate the Merger are subject to approval of this Agreement by the holders of a majority of the votes cast by holders of BCB NJ common stock at a meeting duly called in accordance with the NJBCA. BCB Delaware shall, on or before the Effective Time irrevocably appoint the Secretary of State of the State of New Jersey as its agent for service of process in accordance with Section 14A:10-7(c) of the NJBCA, with copies of process to be mailed to 104-110 Avenue C, Bayonne, New Jersey 07002.

13.  Entire Agreement. This Agreement together with the Delaware Certificate of Merger and New Jersey Certificate of Merger constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, representations and warranties and agreements, both written and oral, with respect to such subject matter.

14.  Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

15.  No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

16.  Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

17.  Amendment and Modification; Waiver. Subject to the applicable provisions of the DGCL and the NJBCA, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement by written agreement executed and delivered by duly authorized officers of the respective parties. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

18.  Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

19.  Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of Delaware.

20.  Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BCB BANCORP, INC. (a New Jersey corporation)

By:
Name: Thomas M. O’Brien
Title: President and Chief Executive Officer

BCB BANCORP, INC. (a Delaware corporation)

By:
Name: Thomas M. O’Brien
Title: President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger and Reincorporation]

B-1

Annex B

CERTIFICATE OF INCORPORATION
OF

BCB BANCORP, INC.

UNDER SECTION 102 OF

THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

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		Page
Article Xi. FORUM SELECTION		12
Section 1.	Internal Corporate Claims	12
Section 2.	Securities Act Claims	12
Section 3.	Consent to Jurisdiction and Service of Process	12
Article XIi. NOTICES		12

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CERTIFICATE OF INCORPORATION
OF
BCB BANCORP, INC.

(Pursuant to Section 102 of the
General Corporation Law of the State of Delaware)

The undersigned, being a natural person, for the purpose of organizing a corporation under the provisions of the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify as follows:

Article I.
NAME

The name of the corporation is BCB BANCORP, INC. (the “Corporation”).

Article II.
REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.

Article III.
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.

Article IV.
CAPITAL STOCK

Section 1.  Shares, Classes and Series Authorized. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Ninety Million (90,000,000) shares, of which Ten Million (10,000,000) shares shall be preferred stock, par value one cent ($0.01) per share (the “Preferred Stock”), and Eighty Million (80,000,000) shares shall be common stock, without par value (the “Common Stock”). The Preferred Stock and Common Stock are sometimes hereinafter, collectively, referred to as the “Capital Stock.”

Section 2.  Designations, Powers, Preferences, Rights, Qualifications, Limitations and Restrictions Relating to the Capital Stock. The following is a statement of the designations, powers, preferences and rights in respect of the classes of the Capital Stock, and the qualifications, limitations or restrictions thereof, and of the authority with respect thereto expressly vested in the Board of Directors of the Corporation (the “Board”):

(a)  Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, the number of shares and any designation of each series and the powers, preferences and rights of the shares of each series, and the qualifications, limitations or restrictions thereof, to be as stated and expressed in a resolution or resolutions providing for the issue of such series adopted by the Board, subject to the limitations prescribed by law. The Board in any such resolution or resolutions is expressly authorized to state for each such series:

(i)  the voting powers, if any, of the holders of shares of such series in addition to any voting rights affirmatively required by law;

(ii)  the rights of shareholders in respect of dividends, including, without limitation, the rate or rates per annum and the time or times at which (or the formula or other method pursuant to which such rate or rates and such time or times may be determined) and conditions upon which the holders of shares of such series shall be entitled to receive dividends and other distributions, and whether any such dividends shall be cumulative or non-cumulative and, if cumulative, the terms upon which such dividends shall be cumulative;

(iii)  whether any shares of the stock of each such series shall be redeemable by the Corporation at the option of the Corporation or the holder thereof and, if redeemable, the terms and conditions upon which any shares of the stock of such series may be redeemed;

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(iv)  the amount payable and the rights or preferences to which the holders of the stock of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(v)  the terms, if any, upon which shares of stock of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any; and

(vi)  any other powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, so far as they are not inconsistent with the provisions of this Certificate of Incorporation and to the full extent now or hereafter permitted by the laws of the State of Delaware.

Subject to any limitations or restrictions stated in the resolution or resolutions of the Board originally fixing the number of shares constituting a series, the Board may by resolution or resolutions likewise adopted increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares of the series then outstanding) the number of shares of the series subsequent to the issue of shares of that series; and, in case the number of shares of any series shall be so decreased, the shares constituting the decrease shall resume that status that they had prior to the adoption of the resolution originally fixing the number of shares constituting such series.

(b)  Common Stock. Except as otherwise provided for by law, the shares of Common Stock shall entitle the holders thereof to one vote for each share on all matters on which shareholders have the right to vote. The holders of shares of Common Stock shall not be permitted to cumulate their votes for the election of directors. Notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) or pursuant to the DGCL.

Subject to the preferences, privileges and powers with respect to each class or series of Preferred Stock having any priority over the Common Stock, and the qualifications, limitations or restrictions thereof, the holders of the Common Stock shall have and possess all rights pertaining to the Capital Stock; provided however, that in the event of any liquidation, dissolution, or winding up of the Corporation, the holders of the Common Stock (and the holders of any class or series of stock entitled to participate with the Common Stock in the distribution of assets) shall be entitled to receive, in cash or in kind, the assets of the Corporation available for distribution remaining after: (i) payment or provision for payment of the Corporation’s debts and liabilities; and (ii) distributions or provisions for distributions to holders of any class or series of Capital Stock having preference over the Common Stock in the liquidation, dissolution, or winding up of the Corporation.

(c)  No Class Vote On Changes In Authorized Number Of Shares Of Preferred Stock. Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote generally in the election of directors irrespective of the provisions of Section 242(b)(2) of the DGCL.

Article V.
BOARD OF DIRECTORS

Section 1.  Number of Directors. The number of directors of the Corporation shall be as determined only by resolution of the Board, but shall not be less than five (5) nor more than fifteen (15) (other than directors elected by holders of shares of one or more series of Preferred Stock).

Section 2.  Election and Term. Each director shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

Section 3.  Vacancies. Subject to the limitations prescribed by law and this Certificate of Incorporation, all vacancies on the Board, including vacancies created by newly created directorships resulting from an increase in the number of directors (subject to the provisions of Section 5 of this Article V relating to directors elected by holders of shares of one or more series of Preferred Stock), shall be filled only by a vote of a majority of the directors then holding office, whether or not a quorum, and any director so elected shall hold office until the next annual meeting of shareholders and until his or her successor has been elected and qualified or until such person’s earlier resignation, removal or death.

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Section 4.  Removal of Directors. Any or all of the directors (subject to the provisions of Section 5 of this Article V relating to directors elected by holders of shares of one or more series of Preferred Stock) may be removed at any time, with or without cause, and any such removal shall require the vote of the holders of a majority of the outstanding shares then entitled to vote at an election of directors at a meeting of shareholders expressly called for that purpose. For purposes of this section, removal for cause includes personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses), consistent with Section 141(k) of the DGCL.

Section 5.  Directors Elected by Preferred Shareholders. Notwithstanding anything set forth in this Certificate of Incorporation to the contrary, the qualifications, term of office and provisions governing vacancies, removal and other matters pertaining to directors elected by holders of shares of one or more series of Preferred Stock shall be as set forth in a resolution or resolutions adopted by the Board setting forth the designations, preferences and rights relating to any such series of Preferred Stock pursuant to Article IV, Section 2 hereof.

Section 6.  Evaluation of Acquisition Proposals. The Board of the Corporation, when evaluating any offer to the Corporation or to the shareholders of the Corporation from another party to (a) purchase for cash, or exchange any securities or property for, any outstanding equity securities of the Corporation, (b) merge or consolidate the Corporation with another entity or (c) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its shareholders, may give due consideration to the extent permitted by law not only to the price or other consideration being offered, but also to all other relevant factors, including, without limitation, the financial and managerial resources and future prospects of the other party, the possible effects on the business of the Corporation and its subsidiaries and on the employees, customers, suppliers and creditors of the Corporation and its subsidiaries and the effects on the communities in which the Corporation’s and its subsidiaries’ facilities are located.

Section 7.  Power to Call Special Meeting of Shareholders. Special meetings of the shareholders for any purpose or purposes may be called at any time by the Chief Executive Officer or by resolution of a majority of the directors then in office. Special meetings shall be held on the date and at the time and place as may be designated by the Chief Executive Officer or Board. At a special meeting, no business shall be transacted and no corporate action shall be taken other than that stated in the notice of meeting.

Article VI.
ACTION BY SHAREHOLDERS WITHOUT A MEETING

Except as otherwise provided for or fixed pursuant to the provisions of Article IV of this Certificate of Incorporation relating to the rights of holders of shares of any series of Preferred Stock, no action that is required or permitted to be taken by the shareholders of the Corporation at any annual or special meeting of shareholders may be effected by written consent of shareholders in lieu of a meeting of shareholders.

Article VII.
LIMITATION OF LIABILITY

A director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer except to the extent such exemption from liability or limitation thereof is expressly prohibited by the DGCL as the same exists or may hereafter be amended.

Any amendment, termination or repeal of this Article VII or any provisions hereof shall not adversely affect or diminish in any way any right or protection of a director or officer of the Corporation existing with respect to any act or omission occurring prior to the time of the final adoption of such amendment, termination or repeal.

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Article VIII.
CERTAIN BUSINESS COMBINATIONS

Section 1.  Higher Vote Required for Certain Business Combinations. In addition to any affirmative vote required by law, this Certificate of Incorporation or by the provisions of any series of Preferred Stock that may at the time be outstanding, and except as otherwise expressly provided for in Section 2 of this Article VIII, any Business Combination (as defined below), as hereinafter defined, shall require the affirmative vote of not less than eighty percent (80%) (to the extent permitted by law) of the total number of votes eligible to be cast by the holders of all outstanding shares of Voting Stock, voting together as a single class (it being understood, that for purposes of this Article VIII, each share of Voting Stock shall have the number of votes granted to it pursuant to Article IV of this Certificate of Incorporation or in any resolution or resolutions of the Board of Directors for issuance of shares of Preferred Stock), together (to the extent permitted by law) with the affirmative vote of at least fifty percent (50%) of the total number of votes eligible to be cast by the holders of all outstanding shares of Voting Stock not beneficially owned by the Interested Shareholder (as defined below) involved or any Affiliate or Associate (as defined below) thereof, voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

Section 2.  When Higher Vote is Not Required. The provisions of Section 1 of this Article VIII shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law or any other provision of this Certificate of Incorporation, if either (i) the Business Combination shall have been approved by a majority of the Disinterested Directors (as defined below) then in office or (ii) all of the conditions specified in the following subsections (a) through (g) are met:

(a)  The aggregate amount of the cash and the Fair Market Value (as defined below) as of the Consummation Date (as defined below) of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of the following:

(i)   (if applicable) the highest per share price (including any brokerage commissions, transfer taxes, soliciting dealers’ fees, dealer-management compensation and other expenses, including, but not limited to, costs of newspaper advertisements, printing expenses and attorneys’ fees and expenses) paid by the Interested Shareholder for any shares of Common Stock acquired by it (A) within the two-year period immediately prior to the Announcement Date (as defined below), or (B) in the transaction in which it became an Interested Shareholder, whichever is higher, plus interest compounded annually from the Determination Date (as defined below) through the Consummation Date (as defined below) at the prime rate of interest of JP Morgan Chase Bank National Association (or any other major bank selected by a majority of the Disinterested Directors then in office) from time to time in effect in New York City, less the aggregate amount of any cash dividends paid and the Fair Market Value of any dividends paid, other than in cash, per share of Common Stock from the Determination Date through the Consummation Date in an amount up to but not exceeding the amount of such interest payable per share of Common Stock; or

(ii)  the Fair Market Value per share of Common Stock on the Announcement Date or on the Determination Date, whichever is higher.

(b)  The aggregate amount of the cash and the Fair Market Value as of the Consummation Date of consideration other than cash to be received per share by holders of shares of any class or series of outstanding Voting Stock, other than Common Stock, in such Business Combination shall be at least equal to the highest of the following (such requirement being applicable to each such class or series of outstanding Voting Stock, whether or not the Interested Shareholder has previously acquired any shares of such class or series of Voting Stock):

(i)   (if applicable) the highest per share price (including any brokerage commissions, transfer taxes, soliciting dealers’ fees, dealer-management compensation, and other expenses, including, but not limited to, costs of newspaper advertisements, printing expenses and attorneys’ fees and expenses) paid by the Interested Shareholder for any shares of such class or series of Voting Stock acquired by it (A) within the two-year period immediately prior to the Announcement Date, or (B) in the transaction in which it became an Interested Shareholder, whichever is higher, plus interest compounded annually from the Determination Date through the Consummation Date at the prime rate of interest of JP Morgan Chase Bank National Association (or any other major bank selected by a majority of the Disinterested Directors then in office) from time to time in effect in New York City, less the aggregate amount of any cash dividends paid, and the Fair Market Value of any dividends paid other than in cash, per share of such class or series of Voting Stock from the Determination Date through the Consummation Date in an amount up to but not exceeding the amount of such interest payable per share of such class or series of Voting Stock;

(ii)   (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; or

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(iii)  the Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.

(c)  The consideration to be received by holders of any particular class or series of outstanding Voting Stock (including Common Stock) in such Business Combination shall be in cash or in the same form as the Interested Shareholder has previously paid for shares of such class or series of Voting Stock. If the Interested Shareholder has paid for shares of any class or series of Voting Stock with varying forms of consideration, the form of consideration for such class or series of Voting Stock in such Business Combination shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock previously acquired by it.

(d)  The holders of all outstanding shares of Voting Stock not beneficially owned by the Interested Shareholder immediately prior to the Consummation Date shall be entitled to receive in such Business Combination cash or other consideration for their shares in compliance with subsections (a), (b) and (c) of this Section 2.

(e)  After the Determination Date and prior to the Consummation Date:

(i)  except as approved by a majority of the Disinterested Directors then in office, there shall have been no failure to declare and pay, or set aside for payment, at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding Preferred Stock;

(ii)  there shall have been (A) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors then in office, and (B) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Disinterested Directors then in office; and

(iii)  such Interested Shareholder shall not have become the beneficial owner of any additional shares of Voting Stock except (a) as part of the transaction that results in such Interested Shareholder becoming an Interested Shareholder, (b) as the result of a stock dividend paid by the Corporation or (c) upon the exercise or conversion of securities of the Corporation issued pro rata to all holders of Common Stock which are exercisable for or convertible into shares of Voting Stock.

(f)  After the Determination Date, the Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by or through the Corporation or an Affiliate of the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

(g)  Proxy or information statement describing the proposed Business Combination in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not the Corporation is then subject to such requirements, and the rules and regulations thereunder (or any subsequent provisions replacing such Exchange Act, rules or regulations) shall be furnished or delivered to shareholders (including by any electronic means then permitted under the Exchange Act and any rules thereunder) of the Corporation at least thirty (30) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be furnished pursuant to such Exchange Act or subsequent provisions). The first page of such proxy or information statement shall prominently display the recommendation, if any, that a majority of the Disinterested Directors then in office may choose to make to the holders of Voting Stock regarding the proposed Business Combination. Such proxy or information statement shall also contain, if a majority of the Disinterested Directors then in office so requests, an opinion of a reputable investment banking firm (which firm shall be engaged solely on behalf of the shareholders of the Corporation other than the Interested Shareholder and shall be selected by a majority of the Disinterested Directors then in office, furnished with all information it reasonably requests and paid a reasonable fee for its services by the Corporation upon the Corporation’s receipt of such opinion) as to the fairness (or lack of fairness) of the terms of the proposed Business Combination from the point of view of the holders of Voting Stock other than the Interested Shareholder.

Section 3.  Definitions. For purposes of this Article VIII, the following terms shall have the following meanings:

(a)   “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of filing by the Secretary of State of the State of Delaware of this Certificate of Incorporation, whether or not the Corporation was then subject to such rule.

(b)   “Announcement Date” shall mean the date of the first public announcement of the proposal of the Business Combination.

(c)     A Person (as defined below) shall be deemed the “beneficial owner,” or to have “beneficial ownership,” of any shares of Voting Stock that:

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(i)  such Person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

(ii)  such Person or any or its Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (but a Person shall not be deemed to be the beneficial owner of any Voting Stock solely by reason of an agreement, arrangement or understanding with the Corporation to effect a Business Combination) or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (B) the right to vote, or to direct the vote of, pursuant to any agreement, arrangement or understanding (but neither such Person nor any Affiliate or Associate shall be deemed to be the beneficial owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of shareholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such Person nor any Affiliate or Associate is otherwise deemed the beneficial owner); or

(iii)  is beneficially owned, directly or indirectly, by any other Person with which such first mentioned Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except to the extent contemplated by the parenthetical clause of Section 3(c)(ii)(B)) or disposing of any shares of Voting Stock; provided, however, that no director or officer of the Corporation (nor any Affiliate or Associate of any such director or officer) (y) shall, solely by reason of any or all of such directors or officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any Voting Stock of the Corporation beneficially owned by any other such director or officer (or any Affiliate or Associate thereof) or (z) shall be deemed to beneficially own any Voting Stock of the Corporation owned by any pension, profit-sharing, stock bonus or other compensation plan maintained by the Corporation or by a member of a controlled group of corporations or trades or businesses of which the Corporation is a member for the benefit of employees of the Corporation and/or any Subsidiary (as defined below), or any trust or custodial arrangement established in connection with any such plan, not specifically allocated to such Person’s personal account.

(d)  The term “Business Combination” shall mean any transaction that is referred to in any one or more of the following paragraphs (i) through (vi):

(i)  any merger or consolidation of the Corporation or any Subsidiary (other than a merger pursuant to Section 253 of the DGCL) with (A) any Interested Shareholder or (B) any other entity (whether or not such other entity is itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of any Interested Shareholder; or

(ii)  any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value equal to five percent (5%) or more of the total assets of the Corporation or the Subsidiary in question, as of the end of its most recent fiscal year ending prior to the time the determination is being made; or

(iii)  the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder other than (A) on a pro rata basis to all holders of Voting Stock, (B) in connection with the exercise or conversion of securities issued pro rata that are exercisable for, or convertible into, securities of the Corporation or any Subsidiary or (C) the issuance or transfer of such securities having an aggregate Fair Market Value equal to less than one percent (1%) of the aggregate Fair Market Value of all of the outstanding Capital Stock; or

(iv)  the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder; or

(v)  any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of equity or convertible securities of the Corporation or any Subsidiary that is directly or indirectly owned by any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder, except as a result of immaterial changes due to fractional share adjustments, which changes do not exceed, in the aggregate, 1% of the issued and outstanding shares of such class or series of equity or convertible securities; or

(vi)  the acquisition by the Corporation or a Subsidiary of any securities of an Interested Shareholder or its Affiliates or Associates; or an conversion, transfer, domestication, or continuance of the Corporation.

(e)   “Consummation Date” shall mean the date of the consummation of the Business Combination.

(f)   “Determination Date” shall mean the date on which the Interested Shareholder became an Interested Shareholder.

(g)   “Disinterested Director” shall mean any member of the Board of Directors of the Corporation who (i) is not an Affiliate or Associate of, or otherwise affiliated with, the Interested Shareholder, (ii) does not have a material interest in the Business

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Combination, and does not have a material relationship with any person that has a material interest in the Business Combination, and who (iii) either was a member of the Board of Directors prior to the Determination Date, or was recommended for election by a majority of the Disinterested Directors in office at the time such director was nominated for election. The designation, nomination, or vote in the election of the director to the Board of Directors by any person that has a material interest in an act or transaction shall not, of itself, be evidence that a director is not a disinterested director with respect to an act or transaction to which such director is not a party. The mere fact that a director is a shareholder of the Corporation, or beneficially owns shares of Voting Stock, shall not, of itself, be evidence that such director is not a Disinterested Director. If there is no Interested Shareholder, each member of the Board of Directors shall be a Disinterested Director.

(h)   “Fair Market Value” shall mean (i) in the case of stock, the highest closing price during the 30-day period immediately preceding the date in question of a share of such stock on the principal national securities exchange on which stock is listed or, if such stock is not listed on any national securities exchange, then the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the Nasdaq Stock Market or any system then in use, or, if no such quotation is available, then the fair market value on the date in question of a share of such stock as determined in good faith by a majority of the Disinterested Directors then in office, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock; and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Disinterested Directors then in office.

(i)  References to “highest per share price” shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

(j)  “Interested Shareholder” shall mean any Person (other than the Corporation, any Subsidiary or any pension, profit-sharing, stock bonus or other compensation or employee benefit plan maintained by the Corporation or by a member of a controlled group of corporations or trades or businesses of which the Corporation is a member for the benefit of employees of the Corporation and/or any Subsidiary, or any trust or custodial arrangement established in connection with any such plan or holding Voting Stock for the purpose of funding any such plan or funding employee lending for employees of the Corporation or any Subsidiary) who or which:

(i)  is the beneficial owner of ten percent (10%) or more of the Voting Stock; or

(ii)  is an Affiliate or Associate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner of ten percent (10%) or more of the then outstanding shares of Voting Stock; or

(iii)  is an assignee of or has otherwise succeeded to any shares of Voting Stock that were at any time within the two-year period immediately prior to the date in question beneficially owned by any other Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended, and not executed on any exchange or in the over-the-counter market through a registered broker or dealer.

In determining whether a Person is an Interested Shareholder pursuant to this subsection (j), the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of subsection (c) of this Section 3 but shall not include any other shares of Voting Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(k)   “Person” shall mean any corporation, partnership, trust, unincorporated organization or association, syndicate, any other entity or a natural person, together with any Affiliate or Associate of such Person or any other Person acting in concert with such Person.

(l)   “Subsidiary” shall mean any corporation or entity of which a majority of any class or series of equity securities is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Shareholder set forth in subsection (j) of this Section 3, the term “Subsidiary” shall mean only a corporation or entity of which a majority of each class or series of outstanding voting securities is owned, directly or indirectly, by the Corporation.

(m)   “Voting Stock” shall mean all of the outstanding shares of Capital Stock entitled to vote generally in the election of directors.

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Section 4.  Powers of the Disinterested Directors. When it appears that a particular Person may be an Interested Shareholder and that the provisions of this Article VIII need to be applied or interpreted, then a majority of the directors of the Corporation who would qualify as Disinterested Directors shall have the power and duty to interpret all of the terms and provisions of this Article VIII, and to determine on the basis of information known to them after reasonable inquiry of all facts necessary to ascertain compliance with this Article VIII, including, without limitation, (a) whether a Person is an Interested Shareholder, (b) the number of shares of Voting Stock beneficially owned by any Person, (c) whether a Person is an Affiliate or Associate of another, (d) the Fair Market Value of (i) the assets that are the subject of any Business Combination, (ii) the securities to be issued or transferred by the Corporation or any Subsidiary in any Business Combination, (iii) the consideration other than cash to be received by holders of shares of any class or series of Common Stock or Voting Stock other than Common Stock in any Business Combination, (iv) the outstanding Capital Stock or (v) any other item the Fair Market Value of which requires determination pursuant to this Article VIII and (e) whether all of the applicable conditions set forth in Section 2 of this Article VIII have been met with respect to any Business Combination.

Any construction, application or determination made by the Board of Directors or the Disinterested Directors pursuant to this Article VIII, in good faith and on the basis of such information and assistance as was then reasonably available for such purpose, shall be conclusive and binding upon the Corporation and its shareholders, and neither the Corporation nor any of its shareholders shall have the right to challenge any such construction, application or determination.

Section 5.  Effect on Fiduciary Obligations of Interested Shareholders. Nothing contained in this Article VIII shall be construed to relieve any Interested Shareholder from any fiduciary obligations imposed by law.

Section 6.  Amendment, Repeal, etc. Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the Bylaws of the Corporation), in addition to any affirmative vote required by applicable law and any voting rights granted to or held by holders of Preferred Stock, any amendment, alteration, repeal or rescission of any provision of this Article VIII must also be approved by either (i) a majority of the Disinterested Directors or (ii) the affirmative vote of not less than eighty percent (80%) of the total number of votes eligible to be cast by the holders of all outstanding shares of the Voting Stock, voting together as a single class, together with the affirmative vote of not less than fifty percent (50%) of the total number of votes eligible to be cast by the holders of all outstanding shares of the Voting Stock not beneficially owned by any Interested Shareholder or Affiliate or Associate thereof, voting together as a single class.

Article IX.
INDEMNIFICATION

Section 1.  Actions, Suits or Proceedings Other than by or in the Right of the Corporation. To the fullest extent permitted by the DGCL, the Corporation shall indemnify any person who is or was or has agreed to become a director or officer of the Corporation who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and the Corporation may indemnify any other person who is or was or has agreed to become an employee or agent of the Corporation who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful. Notwithstanding anything contained in this Article IX, but subject to Section 7 hereof, the Corporation shall not be obligated to indemnify any director or officer in connection with an action, suit or proceeding, or part thereof, initiated by such person against the Corporation unless such action, suit or proceeding, or part thereof, was authorized or consented to by the Board.

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Section 2.  Actions or Suits by or in the Right of the Corporation. To the fullest extent permitted by the DGCL, the Corporation shall indemnify any person who is or was or has agreed to become a director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and the Corporation may indemnify any other person who is or was or has agreed to become an employee or agent of the Corporation who was or is made a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys’ fees and expenses) actually and reasonably incurred by him or her or on his or her behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper. Notwithstanding anything contained in this Article IX, but subject to Section 7 hereof, the Corporation shall not be obligated to indemnify any director or officer in connection with an action or suit, or part thereof, initiated by such person against the Corporation unless such action or suit, or part thereof, was authorized or consented to by the Board.

Section 3.  Indemnification for Costs, Charges and Expenses of a Successful Party. To the extent that a present or former director or officer of the Corporation has been successful, on the merits or otherwise (including, without limitation, the dismissal of an action without prejudice), in defense of any action, suit or proceeding referred to in Section 1 or 2 of this Article IX or in defense of any claim, issue or matter therein, such person shall be indemnified against all costs, charges and expenses (including attorneys’ fees and expenses) actually and reasonably incurred by such person or on such person’s behalf in connection therewith.

Section 4.  Indemnification for Expenses of a Witness. To the extent that any person who is or was or has agreed to become a director or officer of the Corporation is made a witness to any action, suit or proceeding to which he or she is not a party by reason of the fact that he or she was, is or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, such person shall be indemnified against all costs, charges and expenses actually and reasonably incurred by such person or on such person’s behalf in connection therewith.

To the extent that any person who is or was or has agreed to become an employee or agent of the Corporation is made a witness to any action, suit or proceeding to which he or she is not a party by reason of the fact that he or she was, is or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, such person may be indemnified against all costs, charges and expenses actually and reasonably incurred by such person or on such person’s behalf in connection therewith.

Section 5.  Determination of Right to Indemnification. Any indemnification under Section 1 or 2 of this Article IX (unless ordered by a court) shall be made, if at all, by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 or 2 of this Article IX. Any indemnification under Section 4 of this Article IX (unless ordered by a court) shall be made, if at all, by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances. Such determinations shall be made with respect to a person who is a director or officer at the time of such determination (a) by a majority vote of directors who were not parties to such action, suit or proceeding even though less than a quorum of the Board, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors so direct, by independent counsel in a written opinion or (d) by the shareholders of the Corporation. To obtain indemnification under this Article IX, any person referred to in Section 1, 2, 3, or 4 of this Article IX shall submit to the Corporation a written request, including therewith such documents as are reasonably available to such person and are reasonably necessary to determine whether and to what extent such person is entitled to indemnification.

Section 6.  Advancement of Costs, Charges and Expenses. Costs, charges and expenses (including attorneys’ fees and expenses) incurred by or on behalf of a director or officer in defending a civil or criminal action, suit or proceeding referred to in Section 1 or 2 of this Article IX shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by or on behalf of a director or officer in advance of the final

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disposition of such action, suit or proceeding shall be made only upon receipt of a written undertaking, by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article IX or by law. No security shall be required for such undertaking and such undertaking shall be accepted without reference to the recipient’s financial ability to make repayment. The majority of the directors who were not parties to such action, suit or proceeding may, upon approval of such director or officer of the Corporation, authorize the Corporation’s counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

Section 7.  Procedure for Indemnification. Any indemnification under Section 1, 2, 3, or 4 of this Article IX or advancement of costs, charges and expenses under Section 6 of this Article IX shall be made promptly, and in any event within sixty (60) days (except indemnification to be determined by shareholders which will be determined at the next annual or special meeting of shareholders), upon the written request of the director or officer. The right to indemnification or advancement of expenses as granted by this Article IX shall be enforceable by the director, officer, employee or agent in any court of competent jurisdiction in the event the Corporation denies such request, in whole or in part, or if no disposition of such request is made within sixty (60) days of the request. Such person’s costs, charges and expenses incurred in connection with successfully establishing his or her right to indemnification or advancement, to the extent successful, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advancement of costs, charges and expenses under Section 6 of this Article IX where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 1 or 2 of this Article IX, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its directors, its independent counsel and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 or 2 of this Article IX, nor the fact that there has been an actual determination by the Corporation (including its directors, its independent counsel and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 8.  Settlement. The Corporation shall not be obligated to reimburse the costs, charges and expenses of any settlement to which it has not agreed. If, in any action, suit or proceeding (including any appeal) within the scope of Section 1 or 2 of this Article IX, the person to be indemnified shall have unreasonably failed to enter into a settlement thereof offered or assented to by the opposing party or parties in such action, suit or proceeding, then, notwithstanding any other provision of this Article IX, the indemnification obligation of the Corporation to such person in connection with such action, suit or proceeding shall not exceed the total of the amount at which settlement could have been made and the expenses incurred by or on behalf of such person prior to the time such settlement could reasonably have been effected.

Section 9.  Other Rights; Continuation of Right to Indemnification; Individual Contracts. The indemnification and advancement of costs, charges and expenses provided by or granted pursuant to this Article IX shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of costs, charges and expenses may be entitled under law (common or statutory) or any bylaw, agreement, policy of indemnification insurance or vote of shareholders or directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity while holding office, and shall continue as to any person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the legatees, heirs, distributees, executors and administrators of any such person. Nothing contained in this Article IX shall be deemed to prohibit the Corporation from entering into, and the Corporation is specifically authorized to enter into, agreements with directors, officers, employees and agents providing indemnification rights and procedures different from those set forth herein. All rights to indemnification under this Article IX shall be deemed to be a contract between the Corporation and each director, officer, employee or agent of the Corporation who serves or served in such capacity (or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) at any time while this Article IX is in effect.

Section 10.  Savings Clause. If this Article IX or any portion shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify each director or officer, and may indemnify each employee or agent, of the Corporation as to any costs, charges, expenses (including attorneys’ fees and expenses), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Corporation), to the full extent permitted by any applicable portion of this Article IX that shall not have been invalidated and to the fullest extent permitted by applicable law.

Section 11.  Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any costs, charges or expenses, liability or loss incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such costs, charges or expenses, liability or loss under the Certificate of Incorporation or applicable law; provided, however, that such insurance is available on acceptable terms

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as determined by a vote of the Board. To the extent that any director, officer, employee or agent is reimbursed by an insurance company under an indemnification insurance policy for any costs, charges, expenses (including attorneys’ fees and expenses), judgments, fines and amounts paid in settlement to the fullest extent permitted by any applicable portion of this Article IX, the Bylaws, any agreement, the policy of indemnification insurance or otherwise, the Corporation shall not be obligated to reimburse the person to be indemnified in connection with such proceeding.

Section 12.  Definitions. For purposes of this Article IX, the following terms shall have the following meanings:

(a)  “The Corporation” shall include, in addition to the resulting corporation, any constituent corporation or entity (including any constituent of a constituent) absorbed by way of an acquisition, consolidation, merger or otherwise, which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation or entity, or is or was serving at the written request of such constituent corporation or entity as a director or officer of another corporation, entity, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation or entity as such person would have with respect to such constituent corporation or entity if its separate existence had continued;

(b)  “Other enterprises” shall include employee benefit plans, including, but not limited to, any employee benefit plan of the Corporation;

(c)  “Director or officer” of the Corporation shall include any director or officer of the Corporation who is or was or has agreed to serve at the request of the Corporation as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust or other enterprise;

(d)  “Serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by a director, officer, employee or agent of the Corporation with respect to an employee benefit plan, its participants or beneficiaries, including acting as a fiduciary thereof;

(e)  “Fines” shall include any penalties and any excise or similar taxes assessed on a person with respect to an employee benefit plan;

(f)  To the fullest extent permitted by law, a person shall be deemed to have acted in “good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful,” if his or her action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him or her by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise; and

(g)  A person shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation,” as referred to in Sections 1 and 2 of this Article IX if such person acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan.

Section 13.  Subsequent Amendment and Subsequent Legislation. Neither the amendment, termination or repeal of this Article IX or of relevant provisions of the DGCL or any other applicable laws, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws of the Corporation or of any statute inconsistent with this Article IX shall eliminate, affect or diminish in any way the rights of any director, officer, employee or agent of the Corporation to indemnification under the provisions of this Article IX with respect to any action, suit or proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of any such amendment, termination, repeal, provision or statute.

If the DGCL is amended to expand further the indemnification permitted to directors and officers of the Corporation, then the Corporation shall indemnify such persons to the fullest extent permitted by the DGCL, as so amended.

Article X.
AMENDMENTS

Section 1.  Amendments of Certificate of Incorporation. In addition to any affirmative vote required by applicable law and any voting rights granted to or held by holders of shares of any series of Preferred Stock, any alteration, amendment, repeal or rescission (collectively, any “Change”) of any provision of this Certificate of Incorporation must be approved by the Board and by the affirmative vote of the holders of a majority of the total votes eligible to be cast by the holders of all outstanding shares of Capital Stock entitled to vote thereon; provided, however, that if any such Change relates to Section 13 of Article IX or Articles V, VI or X of this Certificate of Incorporation, such Change must also be approved either by (i) not less than a majority of the authorized number

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of directors and, if one or more Interested Shareholders (as defined in Article VIII hereof) exists, by not less than a majority of the Disinterested Directors (as defined in Article VIII hereof), or (ii) the affirmative vote of the holders of not less than two-thirds of the total votes eligible to be cast by the holders of all outstanding shares of Capital Stock entitled to vote thereon and, if the Change is proposed by or on behalf of an Interested Shareholder or a director who is an Affiliate or Associate (as such terms are defined in Article VIII hereof) of an Interested Shareholder, by the affirmative vote of the holders of not less than a majority of the total votes eligible to be cast by holders of all outstanding shares of Capital Stock entitled to vote thereon not beneficially owned by an Interested Shareholder or an Affiliate or Associate thereof. Subject to the foregoing, the Corporation reserves the right to amend this Certificate of Incorporation from time to time in any and as many respects as may be desired and as may be lawfully contained in an original certificate of incorporation filed at the time of making such amendment.

Except as may otherwise be provided in this Certificate of Incorporation, the Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation and to add or insert herein any other provisions authorized by the laws of the State of Delaware at the time in force, in the manner now or hereafter prescribed by law, and all rights, preferences and privileges of any nature conferred upon shareholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Section 1.

Section 2.  Amendments of Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of the Corporation, upon the vote of a majority of the directors then in office, is expressly authorized to make, alter, amend, rescind or repeal from time to time any of the Bylaws of the Corporation in accordance with the terms thereof; provided, however, that any Bylaw made by the Board may be altered, amended, rescinded or repealed in accordance with the terms thereof by the holders of a majority of the shares of Capital Stock entitled to vote thereon at any annual meeting or at any special meeting called for that purpose.

Article XI.
FORUM SELECTION

Section 1.  Internal Corporate Claims. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by applicable law, and in accordance with Section 115 of the DGCL, be the sole and exclusive forum for: (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee, or shareholder of the Corporation to the Corporation or the Corporation’s shareholders; (c) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation, or the Bylaws, as either may be amended or restated from time to time; or (d) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware.

Section 2.  Securities Act Claims. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Section 3.  Consent to Jurisdiction and Service of Process. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI. If any action the subject matter of which is within the scope of this Article XI is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Article XI and (b) having service of process made upon such shareholder in any such action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

Article XII.
NOTICES

The name and mailing address of the incorporator of this Corporation is:

BCB Bancorp, Inc.
595 Avenue C
Bayonne, NJ 07002

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has made, signed and acknowledged this Certificate of Incorporation this [•] day of [•], 2026.

By: _________________________________________

Thomas M. O’Brien
President and Chief Executive Officer

C-1

Annex C

BYLAWS

OF

BCB BANCORP, INC.

ii

TABLE OF CONTENTS

Page

ARTICLE I

OFFICES

Section 1.	Registered Office	1
Section 2.	Additional Offices	1

ARTICLE II

SHAREHOLDERS

ARTICLE III

BOARD OF DIRECTORS

Section 1.	General Powers	5
Section 2.	Qualifications	5
Section 3.	Independence of Directors	5
Section 4.	Number and Term	5
Section 5.	Annual and Regular Meetings	5
Section 6.	Special Meetings	5
Section 7.	Conduct of Meetings	5
Section 8.	Notice	5
Section 9.	Quorum	6
Section 10.	Manner of Acting	6
Section 11.	Action Without a Meeting	6
Section 12.	Meetings of Independent Directors	6
Section 13.	Resignation; Mandatory Offer of Resignation	6
Section 14.	Vacancies	6
Section 15.	Compensation	6

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ARTICLE IV

COMMITTEES

ARTICLE V

OFFICERS

Section 1.	Positions	9
Section 2.	Election and Term of Office	9
Section 3.	Removal	9
Section 4.	Vacancies	9
Section 5.	Compensation	9
Section 6.	Chairperson of the Board	9
Section 7.	Chief Executive Officer	9
Section 8.	President	10
Section 9.	Chief Financial Officer	10
Section 10.	Vice President	10
Section 11.	Treasurer	10
Section 12.	Controller	10
Section 13.	Secretary	10
Section 14.	Other Officers	10

ARTICLE VI

CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1.	Contracts	10
Section 2.	Loans	10
Section 3.	Checks, Drafts, Etc	10
Section 4.	Deposits	11

ARTICLE VII

CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 1.	Certificates For Shares	11
Section 2.	Transfer Agent and Registrar	11
Section 3.	Registration and Transfer of Shares	11
Section 4.	Lost, Destroyed and Mutilated Certificates	11
Section 5.	Holder of Record	11

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ARTICLE VIII
FISCAL YEAR

11

ARTICLE IX
DIVIDENDS

12

ARTICLE X
CORPORATE SEAL

12

ARTICLE XI
AMENDMENTS

12

1

BYLAWS
OF
BCB BANCORP, INC.

ARTICLE I
OFFICES

Section 1.  Registered Office. The registered office of BCB BANCORP, INC. (the “Corporation”) shall be located in the State of Delaware as set forth in the Certificate of Incorporation.

Section 2.  Additional Offices. The Corporation may also have offices at such other places, within or outside the State of Delaware, as the Board of Directors (the “Board”) may from time to time determine or the business of the Corporation may require. The principal executive office of the Corporation shall be located at 104-110 Avenue C, Bayonne, New Jersey 07002, or at such other location as the Board may from time to time determine.

ARTICLE II
SHAREHOLDERS

Section 1.  Place of Meetings. All meetings of shareholders shall be held at the principal executive office of the Corporation or at such other place within or outside the State of Delaware as the Board may determine. The Board may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”).

Section 2.  Annual Meetings. A meeting of the shareholders of the Corporation for the election of directors and for the transaction of any other business of the Corporation shall be held annually at such date and time as shall be designated from time to time by the Board and stated in the notice of the meeting.

Section 3.  Special Meetings. Special meetings of the shareholders for any purpose or purposes may be called at any time by the Chief Executive Officer or by resolution of a majority of the directors then in office. Special meetings shall be held on the date and at the time and place as may be designated by the Chief Executive Officer or Board. At a special meeting, no business shall be transacted and no corporate action shall be taken other than that stated in the notice of meeting.

Section 4.  Conduct of Meetings. The Chairperson of the Board shall serve as chairperson at all meetings of the shareholders or, if the Chairperson is absent or otherwise unable to so serve, the President shall serve as chairperson. If the President is absent or otherwise unable to so serve, such other person as shall be appointed by a majority of the Board shall serve as chairperson at any meeting of shareholders. The Secretary or, in such person’s absence, such other person as the chairperson of the meeting shall appoint, shall serve as secretary of the meeting. The chairperson of the meeting shall conduct all meetings of the shareholders in accordance with the best interests of the Corporation and shall have the authority and discretion to establish reasonable procedural rules for the conduct of such meetings, including such regulation of the manner of voting and the conduct of discussion as such person shall deem appropriate. The chairperson of the meeting shall have the power and duty to determine whether notice of nominees and other matters proposed has been duly given in the manner provided in Section 13 and, if not so given, shall direct and declare at the meeting that such nominees or other matters are not properly before the meeting and shall not be considered. The chairperson of the meeting shall also have the authority to adjourn the meeting from time to time and from place to place as the chairperson may deem necessary and in the best interests of the Corporation.

Section 5.  Notice of Meetings. Written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered to each shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting in accordance with Section 222(b) of the DGCL, either personally, by mail, or by electronic transmission in accordance with Section 232 of the DGCL, by or at the direction of the Chief Executive Officer, the President or the Secretary, or the directors calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the U.S. mail, postage prepaid, addressed to the shareholder at the shareholder’s address as it appears on the stock transfer books or records of the Corporation as of the record date prescribed in Section 6 of this Article II. If given by electronic mail, such notice shall be deemed to be delivered when directed to such shareholder’s electronic mail address unless the shareholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by Section 232(e) of the DGCL. When any shareholders’ meeting, either annual or special, is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned for less than thirty (30) days or of the business to be transacted thereat, other than an announcement at the meeting at which such adjournment is taken. In accordance with Section 229 of the DGCL, no notice of any meeting of shareholders need be given to a shareholder if a written waiver of notice, executed before or after the meeting by such shareholder, in person or by proxy, is filed with the records of the meeting, or if the shareholder attends such

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meeting, in person or by proxy, without objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of shareholders need be specified in any written waiver of notice or any waiver by electronic transmission. The Secretary shall prepare and make available, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in the shareholder’s name, in accordance with Section 219 of the DGCL.

Section 6.  Fixing of Record Date. For the purpose of determining shareholders entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or in order to make a determination of shareholders for any other proper purpose, the Board shall fix in advance a date as the record date for any such determination of shareholders. Such date in any case shall be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof, provided, however, that the Board may fix a new record date for the adjourned meeting. In accordance with Section 213 of the DGCL, if no record date is fixed, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 7.  Quorum. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 8.  Voting. Unless otherwise specified in the Certificate of Incorporation or in a resolution, or resolutions of the Board providing for the issuance of preferred stock, each shareholder entitled to vote shall be entitled to one vote for each share of capital stock registered in the shareholder’s name on the transfer books or records of the Corporation. If a quorum is present, the affirmative vote of the majority of the votes properly cast upon any question shall be the act of the shareholders, unless the vote of a greater number of shareholders voting together or voting by classes is required by law or the Certificate of Incorporation. The vote required for election of a director by the shareholders shall, except in a contested election, be the affirmative vote of a majority of the votes cast in the election of a nominee at a meeting of shareholders. For purposes of this Section 8, a “majority of the votes cast” shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election, with “abstentions” and “broker nonvotes” (or other shares of stock of the Corporation similarly not entitled to vote on such election) not counted as votes cast either “for” or “against” that director’s election.

In a contested election, directors shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares present in person or by proxy at the meeting and entitled to vote in the election. An election shall be considered contested if there are more nominees for election than positions on the Board to be filled by election at the meeting.

Section 9.  Proxies. At all meetings of shareholders, a shareholder entitled to vote at any meeting may vote by proxy. All proxies shall be by written instrument, signed by the shareholder or by the shareholder’s attorney-in-fact, or by electronic transmission as permitted by law. Proxies may be given telephonically or electronically as long as the holder uses a procedure for verifying the identity of the shareholders. Proxies solicited on behalf of the management shall be voted as directed by the shareholder or, in the absence of such direction, as determined by a majority of the Board. No proxy shall be valid after one (1) year from the date of its execution unless otherwise provided in the proxy, or except for a proxy coupled with an interest, in accordance with Section 212(b) of the DGCL. A duly executed proxy shall be irrevocable if and only as long as it is coupled with an interest sufficient in law to support an irrevocable power, in accordance with Section 212(e) of the DGCL. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. The authorization of a proxy may but need not be limited to a specified action; provided, however, that if a proxy limits its authorization to a meeting or meetings of shareholders, unless otherwise specifically provided, such proxy shall entitle the holder thereof to vote at any adjourned session but shall not be valid after the final adjournment thereof. The attendance at any meeting by a shareholder who shall have previously given a proxy applicable thereto shall not, as such, have the effect of revoking the proxy. The Corporation may treat any duly executed proxy as not revoked and in full force and effect until it receives a duly executed instrument revoking it, or a duly executed proxy bearing a later date.

Section 10.  Voting of Shares in the Name of Two or More Persons. When ownership stands in the name of two or more persons, in the absence of written directions to the Corporation to the contrary, at any meeting of the shareholders of the Corporation, any one or more of such shareholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt

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is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

Section 11.  Voting of Shares of Certain Holders. Shares standing in the name of another corporation may be voted by any officer, agent, or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine. Shares held by an administrator, executor, guardian, or conservator may be voted by such person, either in person or by proxy, without a transfer of such shares into such person’s name. Shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such person without a transfer of such shares into such person’s name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer into the receiver’s name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Neither treasury shares of its own stock held by the Corporation nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Corporation, shall be voted at any meeting, or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

Section 12.  Inspectors of Election. In advance of any meeting of shareholders, the Board may appoint one or more persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof. Any such appointment shall not be altered at the meeting. If inspectors of election are not so appointed, the chairperson of the meeting may make such appointment at the meeting. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board in advance of the meeting or at the meeting by the chairperson of the meeting. In accordance with Section 231(b) of the DGCL, each inspector, before entering upon the discharge of the inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such person’s ability.

The duties of such inspectors shall include: determining the number of shares of stock and the voting power of each share, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; receiving votes, ballots, or consents; hearing and determining all challenges and questions in any way arising in connection with the rights to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting, the inspectors shall make a report in writing of any challenge, question, or matter determined by them and execute a certificate of any fact found by them.

Section 13.   Procedure for Nominations. Subject to the provisions hereof, the Nominating and Corporate Governance Committee shall select, and recommend to the Board for its approval, nominees for election as directors. Except in the case of a nominee substituted as a result of the death, incapacity, withdrawal or other inability to serve of a nominee, the Nominating and Corporate Governance Committee shall, upon the approval of the Board, deliver written nominations to the Secretary at least ninety (90) days prior to the date of the annual meeting. Provided the Nominating and Corporate Governance Committee makes such nominations, no nominations for directors except those made by the Nominating and Corporate Governance Committee and approved by the Board shall be voted upon at the annual meeting of shareholders unless other nominations by shareholders are made in accordance with the provisions of this Section 13. Nominations of individuals for election to the Board at an annual meeting of shareholders may be made by any shareholder of record of the Corporation entitled to vote for the election of directors at such meeting who provides timely notice in writing to the Secretary as set forth in this Section 13. Notwithstanding anything in this Section 13 to the contrary, no shareholder shall be permitted to make a nomination for directors unless such shareholder has continuously owned, of record or beneficially, at least one (1)% of the Corporation’s outstanding shares entitled to vote for a period of not less than one (1) year prior to the date such notice is delivered to the Secretary. To be timely, a shareholder’s notice must be delivered to or received by the Secretary not later than the following dates: (i) with respect to an election of directors to be held at an annual meeting of shareholders, ninety (90) days in advance of the anniversary of the previous year’s annual meeting if the current year’s meeting is to be held within thirty (30) days prior to, on the anniversary date of, or after the anniversary of the previous year’s annual meeting; and (ii) with respect to an election to be held at an annual meeting of shareholders held at a time other than within the time periods set forth in the immediately preceding clause (i), or at a special meeting of shareholders for the election of directors, the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. For purposes of this Section 13, notice shall be deemed to first be given to shareholders when disclosure of such date of the meeting of shareholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended. Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) such person’s written consent to serve as a director, if elected, and (iv) all such other information regarding each nominee proposed by such shareholder as

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would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC (whether or not the Corporation is then subject to such rules); and (b) as to the shareholder giving the notice (i) the name, business address and residence address of such shareholder, (ii) the class and number of shares of the Corporation which are owned of record by such shareholder and the dates upon which the shareholder acquired such shares, (iii) a description of all arrangements or understandings between the shareholder and nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, (iv) the identification of any person employed, retained or to be compensated by the shareholder submitting the nomination or by the person nominated, or any person acting on such person’s behalf to make solicitations or recommendations to shareholders for the purpose of assisting in the election of such director, and a brief description of the terms of such employment, retainer or arrangement for compensation, (v) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination and (vi) a representation whether the shareholder intends or is part of a group which intends to (1) deliver a proxy statement and/or form of proxy to holders of at least 67% of the Corporation’s outstanding capital stock required to elect the nominee, (2) otherwise solicit proxies from shareholders in support of such nomination and/or (vii) the names of all nominees for whom such shareholder or group intends to solicit proxies, as required by Rule 14a-19(b)(2). At the request of the Secretary, any person nominated by the Nominating and Corporate Governance Committee for election as a director shall furnish to the Secretary that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee together with the required written consent. The Corporation may also require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be elected as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 13.

The chairperson of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not properly brought before the meeting in accordance with the provisions hereof, and, if the chairperson should so determine, shall declare to the meeting that such nomination was not properly brought before the meeting and shall not be considered.

Section 14.  Substitution of Nominees. In the event that a person is validly designated as a nominee in accordance with Section 13 of this Article II and shall thereafter become unwilling or unable to stand for election to the Board, the Board, upon recommendation by the Nominating and Corporate Governance Committee, may designate a substitute nominee upon delivery, not fewer than five (5) days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to Section 13 of this Article II had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a director of the Corporation, if elected, of each such substituted nominee.

Section 15.  New Business. Any new business to be taken up at the annual meeting at the request of the Chief Executive Officer or by resolution of at least three-fourths of the directors then in office shall be stated in writing and filed with the Secretary at least fifteen (15) days before the date of the annual meeting, and all business so stated, proposed and filed shall be considered at the annual meeting, but, except as provided in this Section 15, no other proposal shall be acted upon at the annual meeting. Any proposal offered by any shareholder may be made at the annual meeting and the same may be discussed and considered, but unless properly brought before the meeting such proposal shall not be acted upon at the meeting. Notwithstanding anything in this Section 15 to the contrary, no shareholder shall be permitted to bring a proposal before the annual meeting unless such shareholder has continuously owned, of record or beneficially, at least one (1)% of the Corporation’s outstanding shares entitled to vote for a period of not less than one (1) year prior to the date such notice is delivered to the Secretary. For a proposal to be properly brought before an annual meeting by a shareholder, the shareholder must be a shareholder of record and have given timely notice thereof in writing to the Secretary. To be timely, a shareholder’s notice must be delivered to or received by the Secretary not later than the following dates: (i) with respect to an annual meeting of shareholders, ninety (90) days in advance of the anniversary of the previous year’s annual meeting if the current year’s meeting is to be held within thirty (30) days prior to, on the anniversary date of, or after the anniversary of the previous year’s annual meeting; and (ii) with respect to an annual meeting of shareholders held at a time other than within the time periods set forth in the immediately preceding clause (i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. For purposes of this Section 15, notice shall be deemed to first be given to shareholders when disclosure of such date of the meeting of shareholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Corporation with the SEC pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended. A shareholder’s notice to the Secretary shall set forth as to the matter the shareholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; (b) the name and address of the shareholder proposing such business; (c) the class and number of shares of the Corporation which are owned of record by the shareholder and the dates upon which the shareholder acquired such shares; (d) the identification of any person employed, retained, or to be compensated by the shareholder submitting the proposal, or any person acting on such person’s behalf, to make solicitations or recommendations to shareholders for the purpose of assisting in the passage of such proposal, and a brief description of the terms of such employment, retainer or arrangement for compensation; (e) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear

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in person or by proxy at the meeting to propose such new business; (f) a representation whether the shareholder intends or is part of a group which intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal and/or (2) otherwise solicit proxies from shareholders in support of such proposal; and (g) all such other information regarding such proposal as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC or required to be delivered to the Corporation pursuant to the proxy rules of the SEC (whether or not the Corporation is then subject to such rules). This provision shall not prevent the consideration and approval or disapproval at an annual meeting of reports of officers, directors and committees of the Board or the management of the Corporation, but in connection with such reports, no new business shall be acted upon at such annual meeting unless stated and filed as herein provided. This provision shall not constitute a waiver of any right of the Corporation under the proxy rules of the SEC or any other rule or regulation to omit a shareholder’s proposal from the Corporation’s proxy materials.

The chairperson of the meeting shall, if the facts warrant, determine and declare to the meeting that any new business was not properly brought before the meeting in accordance with the provisions hereof, and, if the chairperson should so determine, the chairperson shall declare to the meeting that such new business was not properly brought before the meeting and shall not be considered.

Section 16.  Informal Action by Shareholders. Unless otherwise provided in the Certificate of Incorporation, no action that is required or permitted to be taken by the shareholders of the Corporation at any annual or special meeting of shareholders may be effected by written consent of shareholders in lieu of a meeting of shareholders.

ARTICLE III
BOARD OF DIRECTORS

Section 1.  General Powers. The business and affairs of the Corporation shall be under the direction of its Board. The Board shall annually elect a chairperson of the Board from among its members.

Section 2.  Qualifications. Each director shall be at least eighteen (18) years of age. No director shall serve on the Board of an insured depository institution, bank holding company, financial holding company or thrift holding company, other than the Corporation, its affiliated entities or the Federal Home Loan Bank of New York, while a member of the Board.

Section 3.  Independence of Directors. A majority of the directors then in office, and in any event not less than three (3) directors, shall be Independent Directors. For these Bylaws, an “Independent Director” means a person whom the Board has affirmatively determined does not have a material relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who otherwise qualifies as “independent” under the listing standards of Nasdaq Stock Market LLC (“Nasdaq”) or such other exchange on which the Corporation’s shares are listed.

Section 4.  Number and Term. The Board shall consist of not less than five (5) nor more than fifteen (15) members, the exact number of which shall be fixed from time to time by resolution of the Board.

Section 5.  Annual and Regular Meetings. An annual meeting of the Board for the election of officers and appointment of committees shall be held, without notice other than these Bylaws, following the annual meeting of shareholders. The Board may provide, by resolution, the time and place, for the holding of additional regular meetings without other notice than such resolution. Directors may participate in a meeting by means of conference telephone or similar communications device through which all persons participating can hear each other at the same time. Participation by such means shall constitute presence in person for all purposes.

Section 6.  Special Meetings. Special meetings of the Board may be called by or at the request of the Chairperson, the President, the Chief Executive Officer, or by a majority of the directors then in office. The persons authorized to call special meetings of the Board may fix any place as the place for holding any special meeting of the Board called by such persons.

Members of the Board may participate in special meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person for all purposes.

Section 7.  Conduct of Meetings. The Chairperson shall preside at all meetings of the Board. If the Chairperson is absent or otherwise unable to so serve, the President shall preside at a meeting of the Board. If the President is absent or otherwise unable to so serve, such other person as shall be appointed by a majority of the Board shall preside at a meeting of the Board.

Section 8.  Notice. Written notice of any special meeting shall be given to each director at least two (2) business days prior thereto when delivered personally or by mail or electronic transmission shown on the records of the Corporation, except in the case of an emergency in the discretion of the Chairperson or the Chief Executive Officer, shorter notice may be given. The purpose of any special meeting shall be stated in the notice. Such notice shall be deemed to be delivered when deposited in the mail so addressed, with postage thereon prepaid if mailed, or when the Corporation receives notice of delivery if electronically transmitted. Any director may waive

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notice of any meeting by a writing filed with the Secretary. Neither the business to be transacted at, nor the purpose of, any meeting of the Board need be specified in the waiver of notice of such meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

Section 9.  Quorum. A majority of the directors then in office, or such greater number as shall be required by law, these Bylaws or the Certificate of Incorporation, but not less than one-third (1/3) of the total number, shall constitute a quorum for the transaction of business at any meeting of the Board; but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time. Notice of any adjourned meeting shall be given in the same manner as prescribed by Section 8 of this Article III.

Section 10.  Manner of Acting. The acts of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board, unless a greater number is required by the DGCL, the Certificate of Incorporation, or these Bylaws.

Section 11.  Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken by the Board or a committee thereof at a meeting may be taken without a meeting if consent in writing, setting forth the action so taken, shall be signed by all of the members of the Board or such committee, in accordance with Section 141(f) of the DGCL. Such written consent shall be filed with the minutes of proceedings of the Board and shall have the same force and effect as a unanimous vote of the Board or such committee.

Section 12.  Meetings of Independent Directors. Meetings of the Independent Directors in executive session shall be held at least quarterly. The Independent Directors shall designate a lead Independent Director to preside at meetings of the Independent Directors.

Section 13.  Resignation; Mandatory Offer of Resignation. Any director may resign at any time by sending a written notice of such resignation to the principal executive office of the Corporation addressed to the Secretary. Unless otherwise specified, such resignation shall take effect upon receipt thereof. Any incumbent director who fails to receive the vote required to be elected in an uncontested election shall promptly tender such person’s resignation following the certification of the vote. The Nominating and Corporate Governance Committee shall consider such resignation and shall recommend to the Board the action to be taken. Any director whose resignation is under consideration shall not participate in the Nominating and Corporate Governance Committee recommendation or the Board decision regarding whether to accept the resignation. The Board shall take action within ninety (90) days following certification of the vote. The Board will promptly disclose its decision, and the reasons therefor, in a Form 8-K furnished to the SEC.

Section 14.  Vacancies. To the extent not inconsistent with the Certificate of Incorporation and subject to applicable law and the rights of holders of Preferred Stock, any vacancy occurring in the Board may be filled by the affirmative vote of a majority of the remaining directors although less than a quorum of the Board. When one or more directors shall resign from the Board effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote or action thereon to take effect when such resignation or resignations shall become effective. A director elected to fill a vacancy shall be elected to serve only until the next election of directors by the shareholders. Any directorship to be filled by reason of an increase in the number of directors may be filled by election of the Board for a term of office continuing only until the next election of directors by the shareholders.

Section 15.  Compensation. From time to time, as the Compensation Committee and the Board deem necessary, the Board shall fix the compensation of directors and officers of the Corporation in such one or more forms as the Board may determine.

ARTICLE IV
COMMITTEES

Section 1.  Standing Committees. There shall be the following standing committees of the Board elected by the Board from their own number:

(a) Executive Committee

(b) Audit Committee

(c) Compensation Committee

(d) Nominating and Corporate Governance Committee

Section 2. Appointment. The Nominating and Corporate Governance Committee shall recommend to the Board for its approval the directors to serve as members of each committee, except that the Nominating and Corporate Governance Committee shall not make recommendations as to its own members. Each committee shall have its own chairperson as appointed by the Board upon recommendation by the Nominating and Corporate Governance Committee, unless otherwise specified in these Bylaws. The

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designation of any committee pursuant to this Article IV and the delegation of authority shall not operate to relieve the Board, or any director, of any responsibility imposed by law or regulation.

Section 3. Tenure. Subject to the provisions of Section 7 of this Article IV, each member of each committee shall hold office until the next annual meeting of the Board following the member’s designation and until a successor is designated as a member of such committee.

Section 4. Meetings. Regular meetings of a committee may be held without notice at such times and places as the committee may fix from time to time by resolution. Special meetings of a committee may be called by any member thereof upon not less than one day’s notice stating the place, date, and hour of the meeting, which notice may be written or oral. Any member of the committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of a committee need not state the business proposed to be transacted at the meeting. Members of any committee may participate in a meeting of such committee by means of conference telephone or other means of remote communication permitted by Section 141(i) of the DGCL by which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting for all purposes.

Section 5. Quorum. A majority of the members of a committee shall constitute a quorum for the transaction of business at any meeting thereof, and action of the committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

Section 6. Vacancies. Any vacancy in a committee may be filled by a resolution adopted by a majority of the Board upon the recommendation of the Nominating and Corporate Governance Committee. Notwithstanding the foregoing, vacancies on the Nominating and Corporate Governance Committee shall be filled by the Board, without recommendation by the Nominating and Corporate Governance Committee.

Section 7. Resignations and Removal. Any member of a committee may be removed at any time with or without cause by resolution adopted by a majority of the directors then in office. Any member of a committee may resign from a committee at any time by giving written notice to the President or Secretary of the Corporation. Unless otherwise specified, such resignation shall take effect upon its receipt; the acceptance of such resignation shall not be necessary to make it effective.

Section 8. Procedure. Each committee may fix its own rules of procedure which shall not be inconsistent with these Bylaws. It shall keep regular minutes of its proceedings and report the same to the Board for its information at the meeting thereof held next after the proceedings shall have occurred.

Section 9.       Executive Committee. There shall be an Executive Committee of the Board, consisting of at least three (3) members, as shall be appointed by Board resolution or these Bylaws. The Chairperson, the Chief Executive Officer and the President shall be ex-officio members of the Executive Committee, with power to vote on all matters so long as they are also directors of the Corporation. A majority of the members of the Executive Committee, and, in any event not less than two (2) members, shall be non-officer directors. A quorum shall consist of at least two (2) members of the Executive Committee, a majority of whom must be non-officer directors, or such other number of members as the Board may establish by resolution. The vote of a majority of members present at any meeting at which a quorum exists including the presiding member, who shall be eligible to vote, shall constitute the action of the Executive Committee.

The Chairperson, the President, or such other director or officer as the Board shall designate, shall serve as chairperson of the Executive Committee. If the office of the Chairperson is vacant, the President shall serve as chairperson of the Executive Committee. In the absence of the chairperson of the Executive Committee, the committee shall designate, from among its membership present, a person to preside at any meeting held in such absence. The Executive Committee shall designate, from its membership or otherwise, a secretary who shall report to the Board at its next regular meeting all proceedings and actions taken by the Executive Committee. The Executive Committee shall meet as necessary at the call of the Chairperson, the Chief Executive Officer or at the call of a majority of the members of the Executive Committee.

The Executive Committee shall, to the extent not inconsistent with law, these Bylaws, the Certificate of Incorporation or resolutions adopted by the Board, exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation in the intervals between the meetings of the Board.

Section 10. Audit Committee. The Audit Committee shall consist of at least three (3) members whose background and experience are financial and/or business management related, none of whom shall be an officer or employee of the Corporation or receive a fee or other compensation from the Corporation (other than for board service) and each of whom must be an Independent Director. At least one member of the Audit Committee must be a financial expert, as determined by the Board, consistent with the applicable rules and regulations of the SEC and the applicable rules and regulations of the stock exchange on which the Corporation’s shares are listed. At any regular meeting of the Board, any director who is otherwise eligible to serve on the Audit Committee may be elected to fill a vacancy

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that has occurred on the Audit Committee. The Board shall, upon recommendation by the Nominating and Corporate Governance Committee, designate one member of the committee to serve as chairperson of the committee. The Audit Committee shall meet at least quarterly, at the call of the chairperson of the committee and may hold such additional meetings as the chairperson of the committee may deem necessary, to examine, or cause to be examined, the records and affairs of the Corporation to determine its true financial condition, and shall present a report of examination to the Board at the Board’s next regular meeting following the meeting of the Audit Committee. The committee shall appoint, from its membership or otherwise, a secretary who shall cause to be kept written minutes of all meetings of the committee. The Audit Committee shall make, or cause to be made, such other examinations as it may deem advisable or whenever so directed by the Board and shall report thereon in writing at a regular meeting of the Board. The Audit Committee shall have the sole authority to appoint or replace the independent auditors, subject to shareholder ratification, and shall approve all audit engagement fees and terms and non-audit engagements with the independent auditors in accordance with current regulations and the committee’s charter. The Audit Committee shall review and approve all related-party transactions. The Audit Committee shall arrange for such legal or other assistance as it may deem necessary or desirable. The Audit Committee shall prepare a committee charter which shall be reviewed annually by the committee and approved and adopted by the committee and the Board. The Audit Committee shall review and evaluate the procedures and performance of the Corporation’s independent auditors and internal auditing staff. The Audit Committee shall perform all duties otherwise set forth in its charter. A quorum shall consist of at least one-third of the members of the committee, and in no event less than two (2) members of the committee. The vote of a majority of members present at any meeting at which a quorum exists including the presiding member, who shall be eligible to vote, shall constitute the action of the Audit Committee.

Section 11.       Compensation Committee. The Compensation Committee shall consist of at least three (3) members, each of whom shall be an Independent Director. The Board, upon recommendation by the Nominating and Corporate Governance Committee, shall designate one member of the committee to serve as chairperson of the Compensation Committee, who shall have the authority to adopt and establish procedural rules for the conduct of all meetings of the committee.

The Compensation Committee shall meet at least annually at the call of the chairperson of the committee, and may hold such additional meetings as the chairperson may deem necessary. A quorum shall consist of at least one-third of the voting members of the Compensation Committee, and in no event less than two (2) voting members of the committee. The vote of a majority of the voting members present at any meeting at which a quorum exists, including the chairperson of the committee who shall be eligible to vote, shall constitute the action of the Compensation Committee. The committee shall appoint, from its membership or otherwise, a secretary who shall cause to be kept written minutes of all meetings of the committee. The Compensation Committee shall prepare a committee charter which shall be reviewed annually by the committee and approved and adopted by the committee and the Board.

The Compensation Committee shall be responsible for recommending to the Board the compensation, employment arrangements and benefit programs for the named executive officers of the Corporation and its subsidiaries, as such term is defined in Item 402 (a)(3) of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended.

Section 12. Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee shall consist of at least three (3) members, each of whom shall be an Independent Director. Notwithstanding the foregoing, no director shall serve on the Nominating and Corporate Governance Committee in any capacity in any year during which such director’s term as a director is scheduled to expire. The Nominating and Corporate Governance Committee shall review qualifications of and interview candidates for the Board and shall make recommendations to the Board for nominations for election of board members in accordance with the provisions of these Bylaws. The Nominating and Corporate Governance Committee shall recommend to the Board for its approval directors to serve as members of each committee of the Board and recommend a chairperson thereof in accordance with the provisions of these Bylaws. Notwithstanding the foregoing, the members and chairperson of the Nominating and Corporate Governance Committee shall be appointed by the Board, without recommendation by the committee. The Nominating and Corporate Governance Committee shall develop and recommend to the Board for approval, corporate governance guidelines which set forth policies and procedures which are to be followed by the Board in matters of corporate governance. A quorum shall consist of at least one-third of the members of the committee, and in no event less than two (2) members of the committee. The vote of a majority of members present at any meeting at which a quorum exists including the presiding member, who shall be eligible to vote, shall constitute the action of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee shall prepare a committee charter which shall be reviewed annually by the committee and approved and adopted by the committee and the Board.

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Section 13.Other Committees. The Board may by resolution establish such other committees composed of directors as they may determine to be necessary or appropriate for the conduct of the business of the Corporation and may prescribe the duties, constitution, and procedures thereof. The members of each committee so authorized shall be appointed by the Board from members of the Board, upon recommendation by the Nominating and Corporate Governance Committee. In addition, the Chairperson and the President may be ex-officio members of each such committee. Each such committee shall exercise such powers as may be assigned by the Board to the extent not inconsistent with law, these Bylaws, the Certificate of Incorporation or resolutions adopted by the Board.

ARTICLE V
OFFICERS

Section 1.         Positions. The officers of the Corporation shall be a President, a Chief Executive Officer, a Chief Financial Officer, a Secretary, a Treasurer, a Controller and such other officers as the Board may from time to time elect or appoint, each of whom shall be elected by the Board upon the recommendation of the Nominating and Corporate Governance Committee. The Board also may designate the Chairperson as an officer. Any two or more offices may be held by the same person, except for the offices of the President and the Secretary. The Board may designate one or more Vice Presidents as Executive Vice President or Senior Vice President. The Board also may elect or authorize the appointment of such other officers as the business of the Corporation may require. The officers shall have such authority and perform such duties as the Board may from time to time authorize or determine in addition to those set forth in these Bylaws. In the absence of action by the Board, the officers shall have such powers and duties as generally pertain to their respective offices.

Section 2.          Election and Term of Office. The officers of the Corporation shall be elected annually at the annual meeting of the Board. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible. Each officer shall hold office until a successor has been duly elected and qualified or until the officer’s death, resignation, or removal in the manner hereinafter provided. Election or appointment of an officer, employee, or agent shall not of itself create contractual rights. The Board may authorize the Corporation to enter into an employment contract with any officer; but no such contract shall impair the right of the Board to remove any officer at any time in accordance with Section 3 of this Article V.

Section 3.         Removal. Any officer may be removed by the Board whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal, other than for cause, shall be without prejudice to any contractual rights, if any, of the person so removed. No officer removed shall have any right to any compensation as such officer for any period following removal, or any right to damages on account of such removal, whether such person’s compensation be by the month or by the year or otherwise, unless the Board in its discretion shall provide for compensation.

Section 4.         Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or otherwise, may be filled by the Board for the unexpired portion of the term.

Section 5.          Compensation. The compensation of the officers shall be fixed from time to time by the Board upon the recommendation of the Compensation Committee.

Section 6.        Chairperson of the Board. The Chairperson shall be elected annually by the Board at its first meeting following the annual meeting of the shareholders, shall be chosen among the directors, and shall preside at all meetings of the Board and of the Executive Committee, and shall perform such duties as the Board may from time to time assign to the Chairperson. The Chairperson shall have such powers and duties as are generally incident to the Chairperson.

Section 7.       Chief Executive Officer. The Chief Executive Officer shall be so designated by the Board and may also hold the title of Chairperson, and/or President. The Chief Executive Officer of the Corporation, subject to the direction of the Board, shall be responsible for assuring that the policy decisions of the Board are implemented as formulated. The Chief Executive Officer shall be responsible, in consultation with such officers and members of the Board as the Chief Executive Officer deems appropriate, for planning the growth of the Corporation. The Chief Executive Officer shall be responsible for shareholder relations, relations with investment bankers, other similar financial institutions and financial advisors, and shall be empowered to designate officers of the Corporation and its subsidiaries to assist in such activities. The Chief Executive Officer shall be principally responsible for exploring opportunities for mergers, acquisitions and new business. The Chief Executive Officer shall have the general supervision and direction of all of the Corporation’s officers, subject to and consistent with policies enunciated by the Board. The Chief Executive Officer shall be authorized to sign instruments in the name of the Corporation. The Chief Executive Officer shall have such other powers as may be assigned to such officer by the Board or its committees. The Chief Executive Officer shall be a member ex-officio, with power to

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vote on all matters, of all committees of the Board, except the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, subject to the limitations prescribed by law and applicable stock exchange listing requirements.

Section 8. President. The President shall be the Chief Executive Officer of the Corporation, as determined by the Board, and shall be subject to the direction of the Board. The President shall perform such duties as from time to time may be assigned to the President by these Bylaws, the Board or the Chairperson. The President shall be a member ex-officio, with power to vote on all matters, of all committees of the Board, except the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, subject to the limitations prescribed by law and applicable stock exchange listing requirements.

Section 9. Chief Financial Officer. The Chief Financial Officer shall be responsible for all financial affairs of the Corporation, including financial planning and reporting, maintenance of financial records, and such other duties as the Board or the Chief Executive Officer may from time to time designate.

Section 10. Vice President. Executive Vice Presidents, Senior Vice Presidents, First Vice President and Vice Presidents may be appointed by the Board to perform such duties as may be prescribed by these Bylaws, the Board or the Chief Executive Officer as permitted by the Board.

Section 11. Treasurer. The Treasurer shall be in charge of the Corporation’s funds and valuable papers and shall perform all acts and duties as are generally incident to the office of the Treasurer. If no Controller is elected, the Treasurer shall also have the duties and powers of the Controller. Any assistant treasurers shall have such duties and powers as shall be designated from time to time by the Board, the President, or the Treasurer.

Section 12. Controller. The Controller shall be responsible for the maintenance of adequate internal systems and records. The Controller shall maintain the general books of the Corporation relating to all assets, liabilities, receipts, disbursements and other financial transactions and shall see that all expenditures are made in accordance with procedures duly established from time to time. The Controller shall prepare or cause to be prepared all reports pertinent to such person’s office as may be required by the Board or regulatory authorities.

Section 13. Secretary. The Secretary shall attend all meetings of the Board and of the shareholders and shall record, or cause to be recorded, all votes and minutes of all proceedings of the Board and of the shareholders in a book or books to be kept for that purpose. The Secretary shall perform such executive and administrative duties as may be assigned by the Board, any committee of the Board, the lead Independent Director, the Chairperson, the Chief Executive Officer or the President. The Secretary shall have charge of the seal of the Corporation, shall submit such reports and statements as may be required by law or by the Board, shall conduct all correspondence relating to the Board and its proceedings, shall provide support to the Board in connection with corporate governance matters and shall have such other powers and duties as are generally incident to the office of Secretary and as may be assigned to the Secretary by the Board, any committee of the Board, the lead Independent Director, the Chairperson, the Chief Executive Officer or the President. In the absence of the Secretary at such meetings, the presiding officer shall appoint a person to act as secretary at the meeting. Unless a transfer agent has been appointed, the Secretary shall keep or cause to be kept the stock and transfer records of the Corporation, which shall contain the names and record addresses of all shareholders and the number of shares registered in the name of each shareholder. Any assistant secretaries shall have such duties and powers as shall be designated from time to time by the Board, the President, or the Secretary.

Section 14.        Other Officers. All other officers shall have such authority and shall perform such duties as may be assigned to them by the Chief Executive Officer.

ARTICLE VI
CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1. Contracts. Except as otherwise prescribed by these Bylaws with respect to certificates for shares, the Board may authorize any officer, employee or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances.

Section 2. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the Board. Such authority may be general or confined to specific instances, which authority may be set forth in a written policy approved by the Board.

Section 3. Checks, Drafts, Etc. All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the Corporation shall be signed by one or more officers, employees, or agents of the Corporation in such manner as shall from time to time be determined by the Board.

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Section 4.      Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in any duly authorized depositories as the Board may select.

ARTICLE VII
CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 1. Certificates For Shares. Shares of capital stock of the Corporation may be either certificated or uncertificated, as provided under Section 158 of the DGCL. Certificates representing shares of capital stock of the Corporation shall be in such form as shall be determined by the Board. Such certificates shall be signed by the Chief Executive Officer or by any other officer of the Corporation authorized by the Board, attested by the Secretary or an assistant secretary, and sealed with the corporate seal or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles. Each certificate for shares of capital stock shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost or destroyed certificate, a new certificate may be issued upon such terms and indemnity to the Corporation as the Board may prescribe. In the case of the alleged theft, loss, destruction, or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof upon such terms, including receipt of a bond sufficient to indemnify the Corporation against any claim on account thereof, as the Board may prescribe.

Section 2. Transfer Agent and Registrar. The Board shall have the power to appoint one or more Transfer Agents and Registrars and may require that all stock certificates, certificates representing any rights or options, and any written notices or statements relative to uncertificated stock be countersigned and registered by one or more of such Transfer Agents and Registrars.

Section 3. Registration and Transfer of Shares. Subject to the provisions of the Certificate of Incorporation of the Corporation, the name of each person owning a share of the capital stock of the Corporation shall be entered on the books of the Corporation together with the number of shares held by such person, the numbers of the certificates, if certificated, covering such shares and the dates of issue of such certificates. Subject to the provisions of the Certificate of Incorporation of the Corporation, the shares of stock of the Corporation shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on surrender and cancellation of certificates for a like number of shares, accompanied by an assignment or power of transfer endorsed thereon or attached thereto, duly executed, with such guarantee or proof of the authenticity of the signature as the Corporation or its agents may reasonably require and with proper evidence of payment of any applicable transfer taxes. Subject to the provisions of the Certificate of Incorporation of the Corporation, a record shall be made of each transfer.

Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be canceled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the shareholder entitled thereto and the transaction shall be recorded upon the books of the Corporation. If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

Section 4. Lost, Destroyed and Mutilated Certificates. The holder of any shares of stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificates therefor. The Corporation may issue, or cause to be issued, (i) a new certificate or certificates of stock or (ii) uncertificated shares in place of any certificate or certificates theretofore issued by it alleged to have been lost, stolen or destroyed upon evidence satisfactory to the Corporation of the loss, theft or destruction of the certificate and, in the case of mutilation, the surrender of the mutilated certificate. The Corporation may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representatives, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, destruction or mutilation of any such certificate and the issuance of such new certificate, or may refer such owner to such remedy or remedies as such person may have under the laws of the State of Delaware.

Section 5.       Holder of Record. Subject to the provisions of the Certificate of Incorporation of the Corporation, the Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder thereof in fact and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

ARTICLE VIII
FISCAL YEAR

The fiscal year of the Corporation shall end on the 31st day of December of each year.

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ARTICLE IX
DIVIDENDS

The Board shall have the power, subject to the provisions of law and the requirements of the Certificate of Incorporation, to declare and pay dividends out of surplus (or, if no surplus exists, out of net profits of the Corporation, for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except where there is an impairment of capital stock), to pay such dividends to the shareholders in cash, in property or in shares of the capital stock of the Corporation and to fix the date or dates for the payment of such dividends.

ARTICLE X
CORPORATE SEAL

The Board shall provide a corporate seal which shall be two concentric circles between which shall be the word “Delaware” and the name of the Corporation. The year of incorporation or an emblem may appear in the center. The corporate seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced, or otherwise applied to any document.

ARTICLE XI
AMENDMENTS

These Bylaws may be adopted, amended, or repealed by the affirmative vote of a majority of the directors then in office at any regular or special meeting of the Board, or by the affirmative vote of a majority of the outstanding stock entitled to vote thereon at any annual or special meeting of the shareholders, subject to the requirements of the DGCL and the Certificate of Incorporation. Any proposal to adopt, amend, or repeal these Bylaws shall be stated in the notice of the meeting at which action thereon is to be taken.

Notwithstanding the foregoing, during any emergency condition described in Section 110 of the DGCL that prevents a quorum of the Board from being readily convened, the Board may adopt, amend, or use bylaws that differ from these Bylaws as necessary to manage the affairs of the Corporation, and any such emergency bylaw shall be effective only during the emergency and shall be subject to repeal or change by action of the shareholders or by the Board as provided by law.

Annex D

CERTIFICATE OF DESIGNATIONS

OF

SERIES J NONCUMULATIVE PERPETUAL

PREFERRED STOCK

OF

BCB BANCORP, INC.

_________________________________

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

_________________________________

BCB BANCORP, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Sections 141 and 151 thereof, does hereby certify:

WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of [•], 2026 (the “Merger Agreement”), by and between BCB Bancorp, Inc., a New Jersey corporation (“BCB NJ”), and the Corporation, a newly formed Delaware corporation organized for the purpose of effecting the Merger, no shares of the capital stock of which have been issued prior to the adoption by the Board of Directors (the “Board”) of the resolutions approving the Merger Agreement, BCB NJ will merge with and into the Corporation (the “Merger”), with the Corporation surviving the Merger and continuing as a Delaware corporation;

WHEREAS, in the Merger, each share of Series J Noncumulative Perpetual Preferred Stock, par value $0.01 per share, of BCB NJ issued and outstanding immediately prior to the effective time of the Merger will be converted into one validly issued, fully paid and non-assessable share of Series J Noncumulative Perpetual Preferred Stock of the Corporation, having designations, powers, preferences and relative, participating, optional and other rights, and qualifications, limitations and restrictions, identical in all material respects to those of the corresponding series of preferred stock of BCB NJ as in effect immediately prior to the Merger, it being the intent of the parties that the Merger not effect any revision of the terms of such preferred stock; and

WHEREAS, the Board, acting pursuant to the authority expressly vested in it by the Certificate of Incorporation of the Corporation (the “COI”) and Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), has duly adopted resolutions creating the Series J Noncumulative Perpetual Preferred Stock, effective as of the effective time of the Merger:

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority expressly vested in the Board by the provisions of the COI and Bylaws of the Corporation and applicable law, a series of Preferred Stock, par value $0.01 per share, of the Corporation be, and hereby is, created out of the authorized and unissued shares of Preferred Stock of the Corporation, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as set forth below.

ARTICLE I
SERIES J NONCUMULATIVE PERPETUAL PREFERRED STOCK

Section 1. Designation and Number of Shares.

There is hereby created out of the authorized and unissued shares of Preferred Stock of the Corporation a series of Preferred Stock designated as the “Series J Noncumulative Perpetual Preferred Stock” (the “Series J Preferred Stock”), par value $0.01 per share, and the number of shares constituting the Series J Preferred Stock shall be 4,000. The shares of Series J Preferred Stock shall have a designated face value of $10,000.00 per share (the “Series J Liquidation Amount”). The Series J Preferred Stock shall be perpetual, with no maturity date. For all purposes of this Certificate of Designations, each share of Series J Preferred Stock issued in the Merger in exchange for a share of Series J Noncumulative Perpetual Preferred Stock of BCB NJ shall be deemed to have been issued and outstanding as of the original date of issuance of such predecessor share, and the Issue Date and all other time-based rights, preferences and limitations hereunder shall be determined by reference to such original date of issuance without interruption as a result of the Merger.

Section 2. Dividends and Distributions.

(a) Dividends when and if declared will be paid quarterly in arrears (based upon March 31, June 30, September 30 and December 31 quarters) on or about April 15, July 15, October 15 and January 15. Dividends will be paid on a pro rata basis based upon a 360-day year from the date of the completion of the original offering by BCB NJ of each applicable share of Series J Preferred Stock.

(b) Dividends will be discretionary and noncumulative.

(c) So long as any share of Series J Preferred Stock and any other stock of the Corporation ranking equally with the Series J Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on any series of preferred stock or any class of capital stock of the Corporation ranking, as to dividends, junior to this Series J Preferred Stock (other than dividends payable solely in shares of common stock) unless full dividends on all outstanding shares of Series J Preferred Stock for the most recently completed quarter have been or are contemporaneously declared and paid (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Series J Preferred Stock on the applicable record date).

Section 3. Voting Rights.

The Series J Preferred Stock shall not have any voting rights, provided that holders of the Series J Preferred Stock shall vote as a separate class on any proposal which would revise the terms of the Series J Preferred Stock, or any other matter specifically provided by law.

Section 4. Reacquired Shares.

Any shares of Series J Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. Any shares of Series J Preferred Stock so retired and canceled shall, after such retirement and cancellation, have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board.

Section 5. Liquidation, Dissolution, or Winding Up.

(a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Series J Preferred Stock shall be entitled to receive for each share of Series J Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of the Common Stock and any other stock of the Corporation ranking junior to the Series J Preferred Stock, payment in full in an amount equal to the sum of: (i) the Series J Liquidation Amount (as set forth in Section 1 above) and (ii) the amount of any declared and unpaid dividend on each such share (such amounts collectively, the “Series J Liquidation Preference”). The Series J Liquidation Preference shall be proportionately adjusted in the event of a stock split, stock combination or similar event so that the aggregate liquidation preference allocable to all outstanding shares of Series J Preferred Stock immediately prior to such event is the same immediately after giving effect to such event.

(b) If, in any distribution described in Section 5(a) above, the assets of the Corporation or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Series J Preferred Stock and the corresponding amounts payable with respect to any other stock of the Corporation ranking equally with Series J Preferred Stock as to such distribution, holders of Series J Preferred Stock and the holders of such other stock of the Corporation ranking equally with Series J Preferred Stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(c) If the Series J Liquidation Preference has been paid in full to all holders of Series J Preferred Stock and the corresponding amounts payable with respect to any other stock of the Corporation ranking equally with Series J Preferred Stock as to such distribution have been paid in full, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.

(d) For purposes of this Section 5, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Series J Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

Section 6. Redemption Feature.

Shares of Series J Preferred Stock may not be redeemed until after the fifth anniversary of the date of issuance of such Series J Preferred Stock (as applicable, the “Issue Date”). After the fifth anniversary of the Issue Date, the Corporation may redeem shares of Series J Preferred Stock (in whole or in part) at its option, at the face value of $10,000.00 per share plus any declared and unpaid dividends thereon to, but not including, the date fixed for redemption. To the extent required by applicable Federal regulations, any such redemption shall require the prior approval of the Federal Reserve Board. The Series J Preferred Stock is not subject to any mandatory redemption, sinking fund or other similar provisions. The holders of Series J Preferred Stock shall not have the right to require the redemption or repurchase of any shares of Series J Preferred Stock.

Section 7. Rank.

The Series J Preferred Stock will rank: (a) senior to the Common Stock, and to all other equity securities issued by the Corporation other than equity securities referred to in clauses (b) and (c) of this Section 7; (b) on parity with the Corporation’s Series K Noncumulative Perpetual Preferred Stock and all equity securities issued by the Corporation with terms specifically providing that those equity securities rank on parity with the Series J Preferred Stock; (c) junior to all equity securities issued by the Corporation with terms specifically providing that those equity securities rank senior to the Series J Preferred Stock; and (d) effectively junior to all existing and future indebtedness (including indebtedness convertible into the Corporation’s Common Stock or Preferred Stock) of the Corporation and to any indebtedness and other liabilities of (as well as any preferred equity interest held by others in) existing subsidiaries of the Corporation. The term “equity securities” shall not include convertible debt securities.

Section 8. Conversion Rights.

The holders of shares of Series J Preferred Stock shall not have any right to convert such shares into shares of any other class or series of securities of the Corporation.

ARTICLE II
GENERAL PROVISIONS

Section 1. Preemptive Rights.

The holders of shares of Series J Preferred Stock shall have no preemptive rights with respect to any shares of capital stock of the Corporation or any of its other securities convertible into or carrying rights or options to purchase any such capital stock.

Section 2. Record Holders.

To the fullest extent permitted by applicable law, the Corporation and any transfer agent for the Series J Preferred Stock may deem and treat the record holder of any share of Series J Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

Section 3. Notices.

All notices or communications in respect of the Series J Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, or if given in such other manner as may be permitted herein, in the COI or Bylaws of the Corporation, or by applicable law. If shares of Series J Preferred Stock are issued in book-entry form through The Depository Trust Company (“DTC”), such notices may be given to the holders in any manner permitted by DTC.

Section 4. Stock Certificates.

The Corporation may at its option issue shares of Series J Preferred Stock without certificates.

Section 5. Other Rights.

The Series J Preferred Stock shall not have any powers, preferences, privileges or rights other than as set forth herein or in the COI of the Corporation or as provided by applicable law.

Section 6. Severability.

If any provision of this Certificate of Designations or any application of such provision is determined to be invalid by any federal or state court having jurisdiction, the validity of the remaining provisions hereunder shall not be affected, and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court. To the extent the provisions of this Certificate of Designations may be inconsistent with any other provision of the COI, this Certificate of Designations shall be controlling.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed by the undersigned as of this [•] day of [•], 2026.

BCB BANCORP, INC.

By:
Name:
Title:

Annex E

CERTIFICATE OF DESIGNATIONS

OF

SERIES K NONCUMULATIVE PERPETUAL

PREFERRED STOCK

OF

BCB BANCORP, INC.

_________________________________

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

_________________________________

BCB BANCORP, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Sections 141 and 151 thereof, does hereby certify:

WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of [•], 2026 (the “Merger Agreement”), by and between BCB Bancorp, Inc., a New Jersey corporation (“BCB NJ”), and the Corporation, a newly formed Delaware corporation organized for the purpose of effecting the Merger, no shares of the capital stock of which have been issued prior to the adoption by the Board of Directors (the “Board”) of the resolutions approving the Merger Agreement, BCB NJ will merge with and into the Corporation (the “Merger”), with the Corporation surviving the Merger and continuing as a Delaware corporation;

WHEREAS, in the Merger, each share of Series K Noncumulative Perpetual Preferred Stock, par value $0.01 per share, of BCB NJ issued and outstanding immediately prior to the effective time of the Merger will be converted into one validly issued, fully paid and non-assessable share of Series K Noncumulative Perpetual Preferred Stock of the Corporation, having designations, powers, preferences and relative, participating, optional and other rights, and qualifications, limitations and restrictions, identical in all material respects to those of the corresponding series of preferred stock of BCB NJ as in effect immediately prior to the Merger, it being the intent of the parties that the Merger not effect any revision of the terms of such preferred stock; and

WHEREAS, the Board, acting pursuant to the authority expressly vested in it by the Certificate of Incorporation of the Corporation (the “COI”) and Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), has duly adopted resolutions creating the Series K Noncumulative Perpetual Preferred Stock, effective as of the effective time of the Merger:

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority expressly vested in the Board by the provisions of the COI and Bylaws of the Corporation and applicable law, a series of Preferred Stock, par value $0.01 per share, of the Corporation be, and hereby is, created out of the authorized and unissued shares of Preferred Stock of the Corporation, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as set forth below.

ARTICLE I
SERIES K NONCUMULATIVE PERPETUAL PREFERRED STOCK

Section 1. Designation and Number of Shares.

There is hereby created out of the authorized and unissued shares of Preferred Stock of the Corporation a series of Preferred Stock designated as the “Series K Noncumulative Perpetual Preferred Stock” (the “Series K Preferred Stock”), par value $0.01 per share, and the number of shares constituting the Series K Preferred Stock shall be 4,000. The shares of Series K Preferred Stock shall have a designated face value of $10,000.00 per share (the “Series K Liquidation Amount”). The Series K Preferred Stock shall be perpetual, with no maturity date. For all purposes of this Certificate of Designations, each share of Series K Preferred Stock issued in the Merger in exchange for a share of Series K Noncumulative Perpetual Preferred Stock of BCB NJ shall be deemed to have been issued and outstanding as of the original date of issuance of such predecessor share, and the Issue Date and all other time-based rights, preferences and limitations hereunder shall be determined by reference to such original date of issuance without interruption as a result of the Merger.

Section 2. Dividends and Distributions.

(a) Dividends when and if declared will be paid quarterly in arrears (based upon March 31, June 30, September 30 and December 31 quarters) on or about April 15, July 15, October 15 and January 15. Dividends will be paid on a pro rata basis based upon a 360-day year from the date of the completion of the original offering by BCB NJ of each applicable share of Series K Preferred Stock.

(b) Dividends will be discretionary and noncumulative.

(c) So long as any share of Series K Preferred Stock and any other stock of the Corporation ranking equally with the Series K Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on any series of preferred stock or any class of capital stock of the Corporation ranking, as to dividends, junior to this Series K Preferred Stock (other than dividends payable solely in shares of common stock) unless full dividends on all outstanding shares of Series K Preferred Stock for the most recently completed quarter have been or are contemporaneously declared and paid (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Series K Preferred Stock on the applicable record date).

Section 3. Voting Rights.

The Series K Preferred Stock shall not have any voting rights, provided that holders of the Series K Preferred Stock shall vote as a separate class on any proposal which would revise the terms of the Series K Preferred Stock, or any other matter specifically provided by law.

Section 4. Reacquired Shares.

Any shares of Series K Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. Any shares of Series K Preferred Stock so retired and canceled shall, after such retirement and cancellation, have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board.

Section 5. Liquidation, Dissolution, or Winding Up.

(a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Series K Preferred Stock shall be entitled to receive for each share of Series K Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of the Common Stock and any other stock of the Corporation ranking junior to the Series K Preferred Stock, payment in full in an amount equal to the sum of: (i) the Series K Liquidation Amount (as set forth in Section 1 above) and (ii) the amount of any declared and unpaid dividend on each such share (such amounts collectively, the “Series K Liquidation Preference”). The Series K Liquidation Preference shall be proportionately adjusted in the event of a stock split, stock combination or similar event so that the aggregate liquidation preference allocable to all outstanding shares of Series K Preferred Stock immediately prior to such event is the same immediately after giving effect to such event.

(b) If, in any distribution described in Section 5(a) above, the assets of the Corporation or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Series K Preferred Stock and the corresponding amounts payable with respect to any other stock of the Corporation ranking equally with Series K Preferred Stock as to such distribution, holders of Series K Preferred Stock and the holders of such other stock of the Corporation ranking equally with Series K Preferred Stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(c) If the Series K Liquidation Preference has been paid in full to all holders of Series K Preferred Stock and the corresponding amounts payable with respect to any other stock of the Corporation ranking equally with Series K Preferred Stock as to such distribution have been paid in full, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.

(d) For purposes of this Section 5, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Series K Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

Section 6. Redemption Feature.

Shares of Series K Preferred Stock may not be redeemed until after the fifth anniversary of the date of the original issuance of such Series K Preferred Stock by BCB NJ (as applicable, the “Issue Date”). After the fifth anniversary of the Issue Date, the Corporation may redeem shares of Series K Preferred Stock (in whole or in part) at its option, at the face value of $10,000.00 per share plus any declared and unpaid dividends thereon to, but not including, the date fixed for redemption. To the extent required by applicable Federal regulations, any such redemption shall require the prior approval of the Federal Reserve Board. The Series K Preferred Stock is not subject to any mandatory redemption, sinking fund or other similar provisions. The holders of Series K Preferred Stock shall not have the right to require the redemption or repurchase of any shares of Series K Preferred Stock.

Section 7. Rank.

The Series K Preferred Stock will rank: (a) senior to the Common Stock, and to all other equity securities issued by the Corporation other than equity securities referred to in clauses (b) and (c) of this Section 7; (b) on parity with the Corporation’s Series J Noncumulative Perpetual Preferred Stock and all equity securities issued by the Corporation with terms specifically providing that those equity securities rank on parity with the Series K Preferred Stock; (c) junior to all equity securities issued by the Corporation with terms specifically providing that those equity securities rank senior to the Series K Preferred Stock; and (d) effectively junior to all existing and future indebtedness (including indebtedness convertible into the Corporation’s Common Stock or Preferred Stock) of the Corporation and to any indebtedness and other liabilities of (as well as any preferred equity interest held by others in) existing subsidiaries of the Corporation. The term “equity securities” shall not include convertible debt securities.

Section 8. Conversion Rights.

The holders of shares of Series K Preferred Stock shall not have any right to convert such shares into shares of any other class or series of securities of the Corporation.

ARTICLE II
GENERAL PROVISIONS

Section 1. Preemptive Rights.

The holders of shares of Series K Preferred Stock shall have no preemptive rights with respect to any shares of capital stock of the Corporation or any of its other securities convertible into or carrying rights or options to purchase any such capital stock.

Section 2. Record Holders.

To the fullest extent permitted by applicable law, the Corporation and any transfer agent for the Series K Preferred Stock may deem and treat the record holder of any share of Series K Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

Section 3. Notices.

All notices or communications in respect of the Series K Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, or if given in such other manner as may be permitted herein, in the COI or Bylaws of the Corporation, or by applicable law. If shares of Series K Preferred Stock are issued in book-entry form through The Depository Trust Company (“DTC”), such notices may be given to the holders in any manner permitted by DTC.

Section 4. Stock Certificates.

The Corporation may at its option issue shares of Series K Preferred Stock without certificates.

Section 5. Other Rights.

The Series K Preferred Stock shall not have any powers, preferences, privileges or rights other than as set forth herein or in the COI of the Corporation or as provided by applicable law.

Section 6. Severability.

If any provision of this Certificate of Designations or any application of such provision is determined to be invalid by any federal or state court having jurisdiction, the validity of the remaining provisions hereunder shall not be affected, and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court. To the extent the provisions of this Certificate of Designations may be inconsistent with any other provision of the COI, this Certificate of Designations shall be controlling.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed by the undersigned as of this [•] day of [•], 2026.

BCB BANCORP, INC.

By:
Name:
Title:

BCB BANCORP, INC.

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

000001

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by [_TBD_], 2026 at 11:59 P.M., EST

Online
Go to www.investorvote.com/BCBP or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/BCBP

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2026 Special Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote "FOR" Proposals 1 and 2.

+

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.	Meeting Attendance Mark box to the right if you plan to attend the Special Meeting. ☐

C 1234567890 JNT

1 U P X 6 9 9 3 7 7

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

04BUBB

IMPORTANT SPECIAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [_TBD_], 2026

THE PROXY STATEMENT IS AVAILABLE AT:

http://www.edocumentview.com/BCBP

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

REVOCABLE PROXY — BCB BANCORP, INC.

SOLICITED ON BEHALF OF THE TRUSTEE OF THE
BCB COMMUNITY BANK 401(K) PLAN ("401(K) PLAN")
SPECIAL MEETING OF SHAREHOLDERS – [_TBD_], 2026

The undersigned hereby appoints Ryan Blake, Chief Operating Officer & Corporate Secretary, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of BCB Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually via the Internet at [URL HERE] on [_TBD_], 2026, at 9:00 A.M. Eastern Time. Ryan Blake, Chief Operating Officer and Corporate Secretary, is authorized to cast all votes to which the undersigned is entitled as follows:

If any other business is brought before the Special Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the 401(k) Plan. At the present time, the Company knows of no other business to be brought before the Special Meeting.

The Trustee of the BCB Community Bank 401(k) Plan is hereby directed to vote my proportionate interest in the BCB Community Bank 401(k) Plan as indicated above. If I do not return this form in a timely manner, shares representing my interest in said plan will be voted in proportion to the manner in which other participants have voted their interests, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries.

IF NO INSTRUCTIONS ARE SPECIFIED AND THIS 401(K) PLAN VOTE AUTHORIZATION FORM IS RETURNED SIGNED, THIS FORM WILL BE CONSIDERED A VOTE FOR EACH OF PROPOSALS 1 AND 2.

I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Special Meeting and Proxy Statement, dated [_TBD_], 2026.

Please complete, sign, date and submit this form to Proxy Services, C/O Computershare Investor Services, PO Box 43006, Providence RI 02940-3006, in the enclosed postage-paid envelope as soon as possible. Your Confidential 401(k) Plan Voting Instruction Form must be received by COMPUTERSHARE no later than [_TBD_], 2026.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

BCB BANCORP, INC.

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by [_TBD_], 2026 at 11:59 P.M., EST

Online
Go to **www.investorvote.com/BCBP** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/BCBP

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2026 Special Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote "FOR" Proposals 1 and 2.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Special Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT
1 U P X 6 9 9 3 7 7

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

04BTZB

IMPORTANT SPECIAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [_TBD_], 2026

THE PROXY STATEMENT IS AVAILABLE AT:

http://www.edocumentview.com/BCBP

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

REVOCABLE PROXY — BCB BANCORP, INC.

SPECIAL MEETING OF SHAREHOLDERS

[_TBD_], 2026 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Ryan Blake, Chief Operating Officer & Corporate Secretary, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of BCB Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually via the Internet at [URL HERE] on [_TBD_], 2026, at 9:00 A.M. Eastern Time. Ryan Blake, Chief Operating Officer and Corporate Secretary, is authorized to cast all votes to which the undersigned is entitled as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXY AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

The Special meeting may be postponed or adjourned for the purpose of soliciting additional proxies.

Should the undersigned be present and elect to vote at the Special meeting or at any adjournment thereof and after notification to our Corporate Secretary at the Special meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to our Corporate Secretary at the address set forth on the Notice of Special Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a notice of the Special meeting and a Proxy Statement dated [_TBD_], 2026.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE